EXHIBIT 10.1

                        2003B AMENDMENT TO LOAN DOCUMENTS
                        ---------------------------------

           This is a 2003B Amendment to Loan Documents (this "Amendment") dated as of November 17, 2003, by and among (i) BANK ONE, NA, successor to Bank One, Kentucky, NA, a national banking association with an office and place of business in Louisville, Kentucky, as agent bank on behalf of the Banks defined herein (the "Agent Bank") (in its capacity as a Bank, "Bank One"); (ii) the BANKS as defined herein (each a "Bank" and collectively, the "Banks"); (iii) the CLASS B LENDERS as defined herein (each a "Class B Lender" and collectively the "Class B Lenders"); (iv) GUGGENHEIM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company, as agent on behalf of the Class B Lenders (in such capacity, the "Class B Loan Agent"); (v) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York (the "Borrower") and (vi) the SUBSIDIARIES identified on Schedule 1.2 hereto (each a "Subsidiary" and collectively, the "Subsidiaries").

                                    RECITALS:
                                    ---------

           A. The Borrower and National Tobacco Company, L.P. ("NTCLP"), North Atlantic Operating Company ("NAOC"), National Tobacco Finance Corporation ("NTFC") (NTCLP, NAOC and NTFC, collectively, the "Existing Subsidiaries") entered into a Loan Agreement with the Agent Bank and certain of the Banks dated as of December 29, 2000, as amended to the date hereof (the "Original Loan Agreement").

           B. The Borrower executed and delivered to the Agent Bank a Revolving Credit Note in the face amount of $10,000,000.00 dated December 29, 2000 (the "Original Revolving Credit Note").

           C. The Borrower executed and delivered to the Agent Bank a Term Note in the face amount of $25,000,000.00 dated December 29, 2000 (the "Original Term Note").

           D. The Existing Subsidiaries executed and delivered to the Agent Bank a Guaranty Agreement dated as of December 29, 2000 (the "Original Guaranty"), guarantying payment of the Original Revolving Credit Note and the Original Term Note.

           E. The Borrower and the Existing Subsidiaries executed and delivered to the Agent Bank a Security Agreement dated as of December 29, 2000 (the "Original Security Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           F. The Borrower and the Existing Subsidiaries executed and delivered to the Agent Bank a Pledge Agreement dated as of December 29, 2000 (the "Original Pledge Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           G. NTCLP executed and delivered to the Agent Bank a Mortgage and Security Agreement, Assignment of Rents, Leases and Profits, Financing Statement and Fixture Filing dated as of December 29, 2000 and recorded in Jefferson County, Kentucky (the "Original Mortgage"), securing payment of the Original Revolving Credit Note and the Original Term Note.

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           H. NTCLP executed and delivered to the Agent Bank an Assignment of
Security Interest in United States Trademarks, which was filed in the US Patent and Trademark Office ("USPTO"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           I. NAOC executed and delivered to the Agent Bank an Assignment of Security Interest in United States Trademarks, which was filed in the USPTO, securing payment of the Original Revolving Credit Note and the Original Term Note.

           J. The Borrower, the Existing Subsidiaries, the Agent Bank and the Banks entered into a 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the following: (i) the Original Term Note had been fully repaid; (ii) the amount of the Revolving Credit Facility was increased from Ten Million ($10,000,000) to Twenty Million Dollars ($20,000,000); and (iii) the maturities of the Revolving Credit Facility and the Letter of Credit Subfacility provided for in the Original Loan Agreement were extended to December 31, 2003.

           K. The Borrower, the Existing Subsidiaries, the Agent Bank and the Banks entered into a 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the extension of the Class B Term Loans in the aggregate principal amount of Nineteen Million Dollars ($19,000,000), to provide the Borrower with moneys that can be used to secure a bond to be posted in an appeal of the judgment (the "Judgment") entered against the Borrower and the Existing Subsidiaries in the amount of $18,600,000 in the case of Republic Tobacco, L.P.
v. North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc. and National Tobacco Company L.P. (Case No. 98 C 4011) pending in the United States District Court for the Northern District of Illinois Eastern Division (the "Litigation"). The Class B Term Loans have been extended to the Borrower on a subordinated basis, pursuant to a Subordination Agreement (the "Subordination Agreement") and other conditions set forth in the 2003A Amendment (the Original Loan Agreement, as amended by the 2002A Amendment and the 2003A Amendment, the "Loan Agreement").

           L. The Borrower and the Existing Subsidiaries wish to enter into this Amendment for the purpose of (i) increasing the Class B Term Loans by Twenty Three Million Dollars ($23,000,000), which would bring the total amount of Class B Term Loans to Forty Two Million Dollars ($42,000,000), to provide the Borrower with moneys to be used in the acquisition of Stoker, Inc., a Tennessee corporation ("Stoker"), RBJ Sales, Inc. a Tennessee corporation ("RBJ") and Fred Stoker & Sons, Inc. ("Stoker & Sons") (Stoker, RBJ and Stoker & Sons, collectively, the "Stoker Entities"), pursuant to the terms of a Stock Purchase Agreement dated as of November 17, 2003 (the "Stock Purchase Agreement") by and among the Borrower and the selling shareholders named therein, and for general corporate purposes and (ii) adding the Stoker Entities as parties to the Loan Agreement, the Original Guaranty, the Original Security Agreement, the Original Pledge Agreement and related documents. The increased Class B Term Loans are to be extended to the Borrower on a subordinated basis, pursuant to a Subordination Agreement and other conditions set forth in this Amendment. The Agent Bank, the Class B Loan Agent and the Banks (including the Class B Lenders) are agreeable to such changes, upon the terms and conditions set forth herein.

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           NOW THEREFORE, the Borrower, the Subsidiaries, the Agent Bank, the
Banks (including the Class B Lenders) and the Class B Loan Agent agree as follows:

           1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

           A. Amendment of First Paragraph of Loan Agreement. The first paragraph of the Loan Agreement is amended and restated as follows:

               "THIS LOAN AGREEMENT (this "Loan Agreement"), is made and entered into as of the 29th day of December, 2000, by and among (i) BANK ONE, NA, successor to Bank One, Kentucky, NA, a national banking association with an office and place of business in Louisville, Kentucky, as agent bank on behalf of the Banks defined herein (the "Agent Bank") (Bank One, NA may also be referred to as a "Bank"); (ii) the BANKS as defined and identified on Schedule 1.1 hereto (each a "Bank" and collectively, the "Banks"); (iii) the CLASS B LENDERS as defined and identified on Schedule 3A.1 hereto (each a "Class B Lender" and collectively the "Class B Lenders"); (iv) GUGGENHEIM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company, as agent on behalf of the Class B Lenders (in such capacity, the "Class B Loan Agent"); (v) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York (the "Borrower") and (vi) the SUBSIDIARIES identified on Schedule 1.2 hereto (each a "Subsidiary" and collectively, the "Subsidiaries")."

           B. Addition of Recital to Recitals of Loan Agreement. A new recital is added to the Recitals section of the Original Loan Agreement as follows:

               "F. The Borrower now requires term loans (the "Class B Term Loans") in the aggregate principal amount of Forty Two Million Dollars ($42,000,000), consisting of (i) Class B Term Loans in the amount of Nineteen Million Dollars ($19,000,000), the proceeds of which are to be used to secure a bond to be posted in an appeal of the judgment (the "Judgment") entered against the Borrower and the Existing Subsidiaries in the amount of $18,600,000 in the case of Republic Tobacco, L.P. v. North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc. and National Tobacco Company L.P. (Case No. 98 C 4011) pending in the United States District Court for the Northern District of Illinois Eastern Division (the "Litigation") and (ii) Class B Term Loans in the amount of Twenty Three Million Dollars ($23,000,000), the proceeds of which are to be used to accomplish an acquisition and for general corporate purposes. The Class B Lenders


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          are willing to extend such Class B Term Loans to the Borrower, and the
          Agent Bank and the existing Banks are willing to allow the Borrower to obtain such Class B Term Loans on the condition that the repayment of the Class B Term Loans be subordinated to the repayment of the Revolving Credit Facility pursuant to a Subordination Agreement and on other conditions set forth herein. The Agent Bank and the existing Banks are agreeable to such changes, upon the terms and conditions set forth in such Subordination Agreement, and in the 2003A Amendment to Loan Documents and the 2003B Amendment to Loan Documents."

           C. Restated Definitions. The following definitions are hereby amended and restated as set forth below:

               1.12 "Bank" as used in this Loan Agreement and in the Loan Documents shall mean any national bank, state bank, commercial bank, savings and loan association, insurance company, pension fund, mutual fund, other financial institution or other accredited investor specifically listed as a "Bank" in Schedule 1.1 to the Loan Agreement. Unless the context requires otherwise, each of the Class B Lenders shall be deemed to be a Bank for the purposes of each provision of this Agreement.

               1.92B "Class B Lender" as used in this Loan Agreement and in the Loan Documents shall mean any national bank, state bank, commercial bank, savings and loan association, insurance company, pension fund, mutual fund, other financial institution or other accredited investor specifically listed as a "Class B Lender" in Schedule 3A.1 to the 2003B Amendment to Loan Documents.

               1.92D "Class B Term Loan Pro Rata Shares" means, with respect to each Class B Lender's share of the Class B Term Loans, the percentage set forth opposite that Class B Lender's name on Schedule 3A.1 to the 2003B Amendment to Loan Documents; provided that Schedule 3A.1 shall be amended and each Class B Lender's Term Loan Pro Rata Share shall be adjusted from time to time to give effect to the addition or removal of any Class B Lender as provided herein or by assignment pursuant to
          Section 12 hereof.

               1.92E "Class B Term Loans" means the term loans in the aggregate principal amount of Forty Two Million Dollars ($42,000,000.00) made by the Class B Lenders to the Borrower pursuant to this Loan Agreement. The principal amount of the Class B Term Loan made by each Class B Lender is set forth in Schedule 3A.1 to the 2003B Amendment to Loan Documents.

               1.92F "Class B Term Notes" means, those certain Class B Term Notes payable to the Class B Lenders, the forms of which are annexed to the 2003B Amendment to Loan Documents as Exhibit A and Exhibits B-1, B-2, B-3 and B-4, each in the face amount set forth on Schedule 3A.1 to the 2003B Amendment to Loan Documents, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time.


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               1.92G "Subordination Agreement" means the Amended and Restated
          Subordination Agreement by and among Bank One, the Class B Lenders and the Borrower dated as of November 17, 2003, a form of which is annexed to the 2003B Amendment to Loan Documents as Exhibit C.

           D. New Definitions. The following definitions are hereby added to the Loan Agreement as set forth below:

               1.101D "2003B Amendment to Loan Documents" means the 2003B Amendment to Loan Documents dated as of November 17, 2003.

               1.101E "2003B Amendment Closing Date" means November 17, 2003. 1.101F "Stock Purchase Agreement" means that certain stock purchase agreement dated as of November 17, 2003 by and among (i) North Atlantic Trading Company, Inc., a Delaware corporation, as Purchaser (in such capacity, the "Purchaser"), and (ii) Bobby Stoker, Ronald Stoker, Judith Stoker Fisher, BSF Partners, L.P. and JFS Partners, L.P., a Tennessee limited partnership, and RBJ Machinery Co., LLC, a Tennessee limited liability company, as Selling Shareholders.

           E. Amendment of Section 3A to Loan Agreement. The first paragraph of
Section 3A of the Loan Agreement (which Section 3A was added to the Loan Agreement by the 2003A Amendment) is amended as follows:

                                   "SECTION 3A
                               CLASS B TERM LOANS
                               ------------------

                     Subject to the terms and conditions of this Loan Agreement, the Class B Lenders hereby agree to make the Class B Term Loans to the Borrower in the aggregate principal amount of Forty Two Million Dollars ($42,000,000).

           F. Amendment of Section 3A.3 to Loan Agreement. The first paragraph of Section 3A.3 of the Loan Agreement is amended as follows:


               3A.3 Closing Fees. The Borrower agrees to pay to the Class B Loan Agent on the 2003B Amendment Closing Date closing fees in the amount of Fifty Seven Thousand Five Hundred Dollars ($57,500). The Borrower also agrees to pay to the Class B Loan Agent on the 2003B Amendment Closing Date the reasonable fees and expenses of the Class B Loan Agent's counsel in negotiating and drafting the 2003B Amendment and related documents and in closing the transactions contemplated thereby.


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
           G. Amendment of Schedule 1.1 of Loan Agreement. Schedule 1.1 of the Loan Agreement is amended and replaced in its entirety by Schedule 1.1 to this Amendment.

           H. Joinder of the Stoker Entities as Parties to the Loan Agreement and as "Subsidiaries" thereunder. Each of Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc. by execution and delivery of this Amendment hereby becomes a party to the Loan Agreement (as amended); becomes a "Subsidiary" under the Loan Agreement; and becomes obligated and bound by the Loan Agreement to the same extent that all other Subsidiaries are obligated and bound thereby.

           I. Ratification. Except as specifically amended by the provisions hereinabove, the Loan Agreement remains in full, force and effect. The Borrower and each Subsidiary hereby reaffirms and ratifies all of its respective obligations under the Loan Agreement, as amended and modified hereby.

           2. AMENDMENT OF REVOLVING CREDIT NOTE. All references to the "Loan Agreement" in the Revolving Credit Note dated July 31, 2003 in the original principal amount of $20,000,000 (the "Revolving Credit Note") shall be deemed to be references to the Loan Agreement dated as of December 31, 2000, as amended by the 2002A Amendment to Loan Documents dated December 31, 2002, the 2003A Amendment to Loan Documents dated July 31, 2003 and the 2003B Amendment to Loan Documents dated November 17, 2003. Except as amended hereby, the Revolving Credit Note remains in full force and effect.

           3. AMENDMENT OF ORIGINAL GUARANTY. The Original Guaranty is amended as follows:

           A. The first paragraph of page 1 of the Original Guaranty is amended and restated as follows:

               "This is a Guaranty Agreement dated as of December 29, 2000, as amended (this "Agreement"), among BANK ONE, NA, successor to Bank One, Kentucky, NA, as Agent Bank (the "Agent Bank") on behalf of itself and the other Banks (including the Class B Lenders) identified in the Loan Agreement referenced below, and NATIONAL TOBACCO COMPANY, L.P., NORTH ATLANTIC OPERATING COMPANY, INC., NATIONAL TOBACCO FINANCE CORPORATION, STOKER, INC., RBJ SALES, INC., and FRED STOKER & SONS, INC. (each a "Guarantor and collectively, the "Guarantors")."

           B. Sections 1.01 and 1.02 on page 1 of the Original Guaranty is amended and restated as follows:

               "1.01 This Agreement is entered into concurrently with and pursuant to that certain Loan Agreement dated as of December 29, 2000 (the "Original Loan Agreement") entered into by and among NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower"), each of the Guarantors as a Subsidiary of the Borrower, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and BANK ONE, NA, successor to Bank One, Kentucky, NA, as


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
          Agent Bank, as amended by the 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), the 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003B Amendment") and the 2003B Amendment to Loan Documents dated November 17, 2003 (the "2003B Amendment") (the Original Loan Agreement, as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. To the extent this document contains references to multiple "Banks", "Revolving Credit Notes" or "Class B Term Notes," at a time when there exists only one "Bank", "Revolving Credit Note" or "Class B Term Note", such references shall be deemed to refer to such single "Bank," "Revolving Credit Note" or "Class B Term Note," as appropriate.

               1.02 Pursuant to the Loan Agreement, the Borrower has executed and delivered to Bank One, NA a Revolving Credit Note in the total principal amount of Twenty Million Dollars ($20,000,000) and to the Class B Loan Agent, Class B Term Notes in the aggregate principal amount of Forty Two Million Dollars ($42,000,000) (such Revolving Credit Note and Class B Term Notes, including any note or other instrument issued in renewal, replacement, extension, modification, novation and/or revival thereof, is hereinafter referred to as the "Notes") and various other Loan Documents.

           C. Section 2.01 of the Original Guaranty is amended and restated as follows:

               "2.01 The Guarantors, intending to be bound as accommodation parties for the Borrower, absolutely and unconditionally, and jointly and severally, each guarantee the following obligations and/or liabilities (collectively, the "Guarantied Obligations"): (a) the prompt payment in full by the Borrower of all obligations under the Loan Agreement (including reimbursement obligations under Letters of Credit) and the Notes; (b) the punctual and faithful performance and observance by the Borrower of all other obligations and undertakings to be performed or observed pursuant to the Loan Agreement and the other Loan Documents; and (c) that the Guarantors will, upon demand, pay to the Agent Bank the costs and expenses incurred by the Agent Bank in connection with enforcing the Agent Bank's rights under this Agreement, including, without limitation, the reasonable fees and expenses of counsel. Notwithstanding the foregoing, the maximum aggregate liability of the Guarantors under this Agreement (the "Maximum Liability Amount") is the lesser of (a) the sum of the Guarantied Obligations, including, but not limited to, (1) the aggregate principal balance of, and all accrued interest on, the Notes, (2) any costs and expenses as specified in subsection (c) of this Section 2.01, and (3) any other amounts provided for in the Loan Documents; or (b) Sixty Two Million Dollars ($62,000,000), plus accrued interest, costs and expenses, as specified in subsection (c) of this Section 2.01. The Maximum Liability Amount under this Agreement shall be in addition to the maximum aggregate liability of the Guarantors or of any other guarantor to the Agent Bank under any guaranty agreement of the Guarantor or any other guarantor heretofore or hereafter given."


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
           D. Section 12.12 of the Original Guaranty (which Section 12.12 was added to the Original Guaranty by the 2003A Amendment) is amended as follows:

               "12.12 This Guaranty is subject to the provisions of the Amended and Restated Subordination Agreement dated as of November 17, 2003 (the "Subordination Agreement") by and among Bank One, NA, the Class B Lenders, North Atlantic Trading Company, Inc. and its Subsidiaries. Notwithstanding any contrary statement contained in the within instrument, no payment on account of any obligation arising from or in connection with the within instrument or any related agreement (whether of principal, interest or otherwise) shall be made, paid, received or accepted except in accordance with the terms of said Subordination Agreement."

           E. Each of Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc. by execution and delivery of this Amendment hereby becomes a party to the Original Guaranty (as amended); becomes a "Guarantor" under the Original Guaranty; becomes jointly and severally liable with the other Subsidiaries under the Original Guaranty; and becomes obligated and bound by the Original Guaranty to the same extent that all other Subsidiaries are obligated and bound thereby.

           F. Except as specifically amended by the provisions hereinabove, the Original Guaranty remains in full, force and effect, guarantying payment of the Revolving Credit Note and the Class B Term Notes. Each Subsidiary hereby reaffirms and ratifies all of its joint and several obligations under the Original Guaranty, as amended and modified hereby.

           4. AMENDMENT OF ORIGINAL SECURITY AGREEMENT. The Original Security Agreement is amended as follows:

           A. The first paragraph of page 1 of the Original Security Agreement is amended and restated as follows:

               "This is a Security Agreement dated as of December 29, 2000, as amended (this "Agreement"), between NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower" and an "Assignor"), NATIONAL TOBACCO COMPANY, L.P. ("NTCLP"), NORTH ATLANTIC OPERATING COMPANY, INC. ("NAOC") and NATIONAL TOBACCO FINANCE CORPORATION ("NTFC"), STOKER, INC. ("Stoker"), RBJ SALES, INC. ("RBJ"), and FRED STOKER & SONS, INC. ("Stoker & Sons") (the Borrower, NTCLP, NAOC, NTFC, Stoker, RBJ and Stoker & Sons each an "Assignor" and collectively, the "Assignors") and BANK ONE, NA, successor to Bank One, Kentucky, NA, a national banking association, acting as Agent Bank (hereafter referred to as the "Agent Bank"). The Agent Bank at all times under this Agreement is acting for and on behalf of the Banks (including the Class B Lenders) as defined in the Loan Agreement dated December 29, 2000 (the "Original Loan Agreement"), by and among the Assignors, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and the Agent Bank, as amended by the 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), the 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment") and the 2003B Amendment to Loan Documents dated November 17, 2003 (the "2003B Amendment") (the Original Loan Agreement, as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, the "Loan Agreement");


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
           B. The following definition is added to Section 1 of the Original Security Agreement as follows:

           "Tennessee Collateral" shall mean all property of Stoker, Inc., RBJ Sales, Inc and Fred Stoker & Sons, Inc., that has become "Collateral" under this Agreement, pursuant to Section 2 of this Agreement.

           C. In Section 2 of the Original Security Agreement, which Section contains a listing of the "Collateral" in which the Borrower and the Subsidiaries grant a security interest to the Agent Bank, on behalf of the Banks,. subsection (xviii) is hereby deleted and the following subsections (xviii), (xix) and (xx) are added, as follows:

           "(xviii) all deposit accounts (as defined in the Uniform Commercial
Code);

           (xix) all investment property (as defined in the Uniform Commercial
Code); and

           (xx) the proceeds and products of any sale, exchange, collection or other disposition of any of the foregoing."


           D. Section 3 of the Original Security Agreement is amended and restated as follows:

               "3. Obligations Secured. The security interests granted by each Assignor hereby secure the payment and performance of all of the following Secured Obligations: (a) any and all indebtedness of the Borrower to the Banks evidenced by the Loan Agreement, the Revolving Credit Note in the aggregate principal amount of not exceeding Twenty Million Dollars ($20,000,000) and the Class B Term Notes in the aggregate principal amount of not exceeding Forty Two Million Dollars ($42,000,000) and any and all obligations contained in the Revolving Credit Note and the Class B Term Notes; (b) any and all of the representations, warranties, obligations, agreements, covenants and promises of the Borrower contained in the Loan Agreement, the Revolving Credit Note and the Class B Term Notes, this Agreement and the other Loan Documents, whether or not now or hereafter evidenced by any note, instrument or other writing and (c) any obligations of NTCLP, NAOC, NTFC, Stoker, RBJ and Stoker & Sons to the Banks under Guaranty Agreement. "

           E. The following subsections (i), (j) and (k) are added to Section 4 of the Original Security Agreement, as follows:


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
               (i) Stoker makes the following representations: It is a corporation incorporated and in good standing under the laws of the state identified in Schedule 1E (which schedule is attached to the 2003B Amendment to Loan Documents as part of Exhibit G thereto and incorporated herein by reference). It maintains its registered office and principal place of business at the location identified in Schedule 1E. The books and records with respect to such Assignor's Accounts Receivable are kept at such Assignor's chief place of business, identified on Schedule 1E. It keeps its Inventory and Equipment at the locations set out on Schedule 1E.

               (j) RBJ makes the following representations: It is a corporation incorporated and in good standing under the laws of the state identified in Schedule 1F (which schedule is attached to the 2003B Amendment to Loan Documents as part of Exhibit G thereto and incorporated herein by reference). It maintains its registered office and principal place of business at the location identified in Schedule 1F. The books and records with respect to such Assignor's Accounts Receivable are kept at such Assignor's chief place of business, identified on Schedule 1F. It keeps its Inventory and Equipment at the locations set out on Schedule 1F.

               (k) Stoker & Sons makes the following representations: It is a corporation incorporated and in good standing under the laws of the state identified in Schedule 1G (which schedule is attached to the 2003B Amendment to Loan Documents as part of Exhibit G thereto and incorporated herein by reference). It maintains its registered office and principal place of business at the location identified in Schedule 1G. The books and records with respect to such Assignor's Accounts Receivable are kept at such Assignor's chief place of business, identified on Schedule 1G. It keeps its Inventory and Equipment at the locations set out on Schedule 1G.

           F. Section 22(j) of the Original Security Agreement (which Section 22(j) was added to the Original Security Agreement by the 2003A Amendment) is amended as follows:

                     "(j) This Security Agreement is subject to the provisions of the Amended and Restated Subordination Agreement dated as of November 17, 2003 (the "Subordination Agreement") by and among Bank One, NA, the Class B Lenders, North Atlantic Trading Company, Inc. and its Subsidiaries. Notwithstanding any contrary statement contained in the within instrument, no payment on account of any obligation arising from or in connection with the within instrument or any related agreement (whether of principal, interest or otherwise) shall be made, paid, received or accepted except in accordance with the terms of said Subordination Agreement."


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           G. A new Section 22(k) is added to the Original Security Agreement, as follows:

               "(k) Authorization to File Financing Statement. Each Assignor authorizes the Agent Bank to, at any time and from time to time, file in any one or more jurisdictions financing statements that describe the Collateral, together with continuation statements thereof and amendments thereto, without the signature of such Assignor and which contain any information required by the Uniform Commercial Code, as revised, applicable to the jurisdiction in which the Assignor is incorporated or domiciled."

           H. Each of Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc. by execution and delivery of this Amendment hereby becomes a party to the Original Security Agreement (as amended); becomes an "Assignor" under the Original Security Agreement and thereby grants to the Agent Bank a security interest in all of their respective properties; and becomes obligated and bound by the Original Security Agreement to the same extent that all other Assignors are obligated and bound thereby. By virtue of Section 22(k) of the Security Agreement, each of the Stoker Entities has authorized the Agent Bank to file financing statements under the circumstances set forth therein and, pursuant to the Loan Agreement, the Borrower and the Subsidiaries are responsible for payment of any recordation tax incurred in connection with the filing of such financing statements; provided, however, that any such filing in the State of Tennessee occurring prior to the earlier of February 1, 2004 shall be at the expense of the Banks, unless an Event of Default shall have occurred prior to February 1, 2004 and the Banks shall have elected to cause such filing to be made in the State of Tennessee, in which case the Borrower and the Subsidiaries are responsible for payment of the Tennessee recordation tax. The Borrower and the Subsidiaries are responsible for payment of the Tennessee recordation tax in connection with any filing of financing statements on or after February 1, 2004.

           I. Except as specifically amended by the provisions hereinabove, the Original Security Agreement remains in full, force and effect, securing payment of the Revolving Credit Note and the Class B Term Notes. Each Subsidiary hereby reaffirms and ratifies all of its joint and several obligations under the Original Security Agreement, as amended and modified hereby.

           5. AMENDMENT OF ORIGINAL PLEDGE AGREEMENT. The Original Pledge Agreement is amended as follows:

           A. The first and second "Whereas" clauses on page 1 of the Original Pledge Agreement are amended and restated as follows:

               "WHEREAS, the parties hereto have entered into a certain Loan Agreement dated as of December 29, 2000 (the "Original Loan Agreement"), by and among (i) BANK ONE, NA, successor to Bank One, Kentucky, NA, as Agent Bank; (ii) the BANKS identified on Schedule 1.1 thereto; (iii) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and chief executive office in New York, New York (the "Borrower") and (iv) the SUBSIDIARIES identified on Schedule 1.2 thereto, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein, as amended by the 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), the 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment") and the 2003B Amendment to Loan Documents dated November 17, 2003 (the "2003B Amendment") (the Original Loan Agreement, as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, the "Loan Agreement");

               WHEREAS, pursuant to the Guaranty Agreement, dated as of December 29, 2000 (as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment and as further amended, modified or supplemented from time to time, the "Guaranty Agreement"), by and among Pledgee and NATIONAL TOBACCO COMPANY, L.P., NORTH ATLANTIC OPERATING COMPANY, INC., NATIONAL TOBACCO FINANCE CORPORATION, STOKER, INC., RBJ SALES, INC. and FRED STOKER & SONS, INC., each as a guarantor thereunder (each a "Subsidiary and collectively, the "Subsidiaries"), each Subsidiary has jointly and severally guaranteed to the Banks the payment when due of the Guarantied Obligations (as defined in the Guaranty Agreement);

           B. The following definition is added to Section 2 of the Original Pledge Agreement as follows:

               (vi) "Tennessee Pledged Securities" shall mean collectively, the shares of common stock of Stoker, Inc., RBJ Sales, Inc and Fred Stoker & Sons, Inc., that are "Securities" under this Agreement and that have been pledged and delivered to the Agent Bank, pursuant to Section 3 of this Agreement. It is acknowledged that the Tennessee Pledged Securities are in certificated form.

           C. Annex A (containing a listing of the Subsidiaries) and Annex B (containing a listing of stock owned by each Pledgor) are amended and restated by Annex A and Annex B, each contained in Exhibit D hereto.

           D. Section 26 of the Original Pledge Agreement (which Section 26 was added to the Original Pledge Agreement by the 2003A Amendment) is amended as follows:

               "26. SUBORDINATION AGREEMENT. This Pledge Agreement is subject to the provisions of the Amended and Restated Subordination Agreement dated as of November 17, 2003 (the "Subordination Agreement") by and among Bank One, NA, the Class B Lenders, North Atlantic Trading Company, Inc. and its Subsidiaries. Notwithstanding any contrary statement contained in the within instrument, no payment on account of any obligation arising from or in connection with the within instrument or any related agreement (whether of principal, interest or otherwise) shall be made, paid, received or accepted except in accordance with the terms of said Subordination Agreement."

           E. Each of Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc. by execution and delivery of this Amendment hereby becomes a party to the Original Pledge Agreement (as amended); becomes a "Pledgor" under the Original Pledge Agreement and thereby pledges to the Agent Bank any "Collateral" as defined in the Original Pledge Agreement; and becomes obligated and bound by the Original Pledge Agreement to the same extent that all other Pledgors are obligated and bound thereby.

           F. Except as specifically amended by the provisions hereinabove, the Original Pledge Agreement remains in full, force and effect. The Borrower and each Subsidiary hereby reaffirms and ratifies all of its joint and several obligations under the Original Pledge Agreement, as amended and modified hereby.

           6. AMENDMENT OF ORIGINAL MORTGAGE. The Original Mortgage is amended by the Amendment to Mortgage, attach hereto as Exhibit E. NTCLP shall execute and deliver to the Agent Bank the original Amendment to Mortgage, in the form attached to this Amendment as Exhibit E. Except as specifically amended by the provisions of the Amendment to Mortgage, the Original Mortgage remains in full, force and effect. NTCLP hereby reaffirms and ratifies all of its obligations under the Original Mortgage, as amended and modified hereby.

           7. AMENDMENT AND RATIFICATION OF ALL OTHER LOAN DOCUMENTS. All references in any other Loan Documents not already referenced above to the "Obligations" or "Notes" or "Term Notes" or "Revolving Credit Note" shall be deemed to include (but not be limited to) (i) the Revolving Credit Note dated July 31, 2003 in the original principal amount of $20,000,000, as such Note may be modified, amended, restated and/or replaced and (ii) the Class B Term Notes, the forms of which are attached to the 2003B Amendment to Loan Documents as Exhibit A and Exhibits B-1, B-2, B-3 and B-4, in the aggregate principal amount of $42,000,000, as such notes may be modified, amended, restated and/or replaced. Except as specifically amended by the provisions hereinabove, such other Loan Documents remain in full, force and effect. The Borrower and each Subsidiary (including each of the Stoker Entities) hereby reaffirms and ratifies all of its joint and several obligations under all Loan Documents, as amended and modified hereby.

           8. EXECUTION AND DELIVERY OF NEW CLASS B TERM NOTE. The Borrower shall execute and deliver to the Class B Loan Agent, with a copy of each to the Agent Bank, a Class B Term Note in favor of Upper Columbia Capital Company, LLC, in the face principal amount of $23,000,000, in the form attached to this Amendment as Exhibit A.

           9. EXECUTION AND DELIVERY OF REPLACEMENT CLASS B TERM NOTES. The Borrower shall execute and deliver to the Class B Loan Agent, with a copy of each to the Agent Bank, the following Class B Term Notes, in amendment, restatement and replacement of term notes previously delivered to the following holders of such notes: (i) a Class B Term Note in the principal amount of $5,500,000, in the form of Exhibit B-1, in favor of 1888 Fund, Ltd., (ii) a Class B Term Note in the principal amount of $5,500,000, in the form of Exhibit B-2, in favor of Magma CDO, Ltd.; (iii) a Class B Term Note in the principal amount of $5,000,000, in the form of Exhibit B-3, in favor of Bingham CDO, L.P., and (iv) a Class B Term Note in the principal amount of $3,000,000, in the form of Exhibit B-4, in favor of Stellar Funding, Ltd.

           10. EXECUTION AND DELIVERY OF SUBORDINATION AGREEMENT. The parties thereto shall execute and deliver to the Agent Bank the Amended and Restated Subordination Agreement, in the form attached to this Amendment as Exhibit C.

           11. EXECUTION AND DELIVERY OF ASSIGNMENTS OF SECURITY INTERESTS IN TRADEMARKS. The Stoker Entities shall execute and deliver to the Agent Bank the Assignments of Security Interests in United States Trademarks (the "Assignments of Trademarks"), listing all owned trademarks, in the form attached to this Amendment as Exhibit F.

           12. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE AGENT BANK AND THE BANKS. The Agent Bank's and the Banks' obligations under this Amendment are expressly conditioned upon, and subject to the following:

           A. the execution and delivery by the Borrower and each Subsidiary and the Class B Loan Agent and each Class B Lender of this Amendment;

           B. the execution and delivery by the Borrower of the new Class B Term
 Note in the amount of $23,000,000 in favor of Upper Columbia Capital Company, LLC, in the form attached to this Amendment as Exhibit A;

           C. the execution and delivery by the Borrower of (i) a Class B Term
 Note in the principal amount of $5,500,000, in the form of Exhibit B-1, in favor of 1888 Fund, Ltd., (ii) a Class B Term Note in the principal amount of $5,500,000, in the form of Exhibit B-2, in favor of Magma CDO, Ltd.; (iii) a Class B Term Note in the principal amount of $5,000,000, in the form of Exhibit B-3, in favor of Bingham CDO, L.P., and (iv) a Class B Term Note in the principal amount of $3,000,000, in the form of Exhibit B-4, in favor of Stellar Funding, Ltd.;

            D. the execution and delivery by the Borrower, the Subsidiaries and the Class B Lenders of the Subordination Agreement;

            E. the execution and delivery by NTCLP of the Amendment to Mortgage;

            F. the execution and delivery by the Stoker Entities of the Assignments of Trademarks;

            G. the execution and delivery by the Stoker Entities to the Agent Bank of (i) a newly issued share certificate for Stoker, representing 100% of the outstanding common stock of Stoker, registered in the name of NATC, accompanied by stock powers, endorsed in blank, (ii) a share certificate for RBJ, representing 100% of the outstanding common stock of RBJ, registered in the name of Stoker, accompanied by stock powers, endorsed in blank, and (iii) a share certificate for Stoker & Sons, representing 100% of the outstanding common stock of Stoker & Sons, registered in the name of Stoker, accompanied by stock powers, endorsed in blank, all delivered to the Agent Bank pursuant to the Original Stock Pledge Agreement;

            H. the receipt by the Agent Bank of UCC searches, satisfactory to it, with respect to the Stoker Entities;

            I. the receipt by the Agent Bank of payoff letters, setting forth the amounts owed to the lenders of the Stoker Entities and evidencing the commitment of such lenders to terminate UCC-1 financing statements and to release any other collateral upon receipt of payoffs of indebtedness owed to such lenders by the Stoker Entities;

            J. the execution and delivery by the Borrower to the Agent Bank of an opinion or opinions of counsel to the Borrower, the Existing Subsidiaries, and the Stoker Entities, in form and content satisfactory to Agent Bank, opining as to, among others matters, execution and delivery of this Amendment, the Class B Term Notes, the Subordination Agreement, the Amendment to Mortgage and all related documents (the "Amendment Documents"), enforceability of the Amendment Documents (except the Amendment to Mortgage), no violation of other contracts or instruments of indebtedness and other matters customarily addressed in opinions of borrowers' counsel;

            K. the execution and delivery by the Class B Lenders to the Agent Bank of an opinion of counsel to the Class B Lenders, in form and content satisfactory to Agent Bank, opining as to, among others matters, execution and delivery of the Subordination Agreement by the Class B Lenders and enforceability of the Subordination Agreement against the Class B Lenders;

            L. the delivery to the Agent Bank of a copy of the certificate of the Borrower's and each Subsidiary's corporate secretary certifying the resolutions of such entity's board of directors to the effect that execution, delivery and performance of the Amendment Documents have been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment and all other documents to be executed in connection herewith and therewith;

            M. the representations and warranties of the Borrower and each Subsidiary shall be true and accurate in all respects;

            N. the reimbursement of the Agent Bank for its reasonable and necessary out-of-pocket fees and expenses incurred in connection with this Amendment and the reasonable fees and expenses of the Agent Bank's counsel in negotiating and drafting the 2003B Amendment and related documents and in closing the transactions contemplated thereby;

           O. the consummation of the Acquisition (as defined in the Stock Purchase Agreement) in accordance with the Stock Purchase Agreement on terms and conditions that are reasonably satisfactory to the Agent Bank and the Banks, and the obtaining by the Borrower of all consents and the making by the Borrower of all filings with governmental authorities required in connection therewith and receipt by the Agent Bank of (i) copies of all material documents required to be delivered under the Stock Purchase Agreement (excluding any schedules under Section 14.14(o) of the Stock Purchase Agreement), and (ii) the certificate of a financial officer of the Borrower as required by Section 12Q(v) below;

           P. the Agent Bank and the Banks shall have received such documents, instruments and agreements as the Agent Bank or the Banks shall reasonably request in connection with the transactions contemplated by this Amendment, including all documents, instruments and agreements set forth herein, each in form and substance satisfactory to the Agent Bank and the Banks; and

           Q. other than as consented to by the Agent Bank, the Banks, the Class B Loan Agent and the Class B Lenders in writing:

               (i) The provisions of the Stock Purchase Agreement shall not have been amended, modified, waived or terminated.

               (ii) All of the representations and warranties of the Selling Shareholders set forth in the Stock Purchase Agreement shall be complete and correct in all material respects an and as of the 2003B Amendment Closing Date with the same force and effect as though made on and as of such date and the Borrower shall have received a certificate of the Stoker Entities to such effect.

               (iii) All of the other conditions to the obligations of the Purchaser set forth in the Stock Purchase Agreement shall have been satisfied on terms and conditions satisfactory to the Agent Bank, the Banks, the Class B Loan Agent and the Class B Lenders.

               (iv) Any material consent, authorization, order or approval of any Person required in connection with the transactions contemplated by the Stock Purchase Agreement shall have been obtained and shall be in full force and effect.

               (v) Contemporaneously with the making by the Class B Lenders of the first extension of credit hereunder, the Borrower shall have furnished to the Class B Lenders a certificate, signed by a financial officer of the Borrower, to the effect that the closing has occurred in escrow under the Stock Purchase Agreement, subject only to the payment of the Purchase Price (as defined in the Stock Purchase Agreement), including any adjustments as provided for therein.

           At the closing of this Amendment, the Class B Lenders identified in
Section 9 above shall return to the Borrower the term notes that are being amended, restated and replaced by the Class B Term Notes referenced in Section 12C above.

           Within thirty days following the delivery of the above-listed documents to the Agent Bank and the closing of this Amendment, the Borrower shall deliver to the Agent Bank, an endorsement to title policy, in form and content satisfactory to Agent Bank, reflecting the recordation of the Amendment to the Mortgage.

           13. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CLASS B LOAN AGENT AND THE CLASS B LENDERS . The obligations of the Class B Loan Agent and the Class B Lenders under this Amendment are expressly conditioned upon, and subject to the following:

           A. the execution and delivery by the Borrower, each Subsidiary, the Agent Bank and each Bank of this Amendment;

           B. the execution and delivery by the Borrower of the new Class B Term
Note in the amount of $23,000,000 in favor of Upper Columbia Capital Company, LLC, in the form attached to this Amendment as Exhibit A;

           C. the execution and delivery by the Borrower of (i) a Class B Term
Note in the principal amount of $5,500,000, in the form of Exhibit B-1, in favor of 1888 Fund, Ltd., (ii) a Class B Term Note in the principal amount of $5,500,000, in the form of Exhibit B-2, in favor of Magma CDO, Ltd.; (iii) a Class B Term Note in the principal amount of $5,000,000, in the form of Exhibit B-3, in favor of Bingham CDO, L.P., and (iv) a Class B Term Note in the principal amount of $3,000,000, in the form of Exhibit B-4, in favor of Stellar Funding, Ltd.;

           D. the execution and delivery by the Borrower, the Subsidiaries, the Agent Bank and the Banks of the Subordination Agreement;

           E. the execution and delivery by NTCLP of the Amendment to Mortgage;

           F. the execution and delivery by the Stoker Entities of the Assignments of Trademarks;

           G. the execution and delivery by the Stoker Entities to the Agent Bank of (i) a newly issued share certificate for Stoker, representing 100% of the outstanding common stock of Stoker, registered in the name of NATC, accompanied by stock powers, endorsed in blank, (ii) a share certificate for RBJ, representing 100% of the outstanding common stock of RBJ, registered in the name of Stoker, accompanied by stock powers, endorsed in blank, and (iii) a share certificate for Stoker & Sons, representing 100% of the outstanding common stock of Stoker & Sons, registered in the name of Stoker, accompanied by stock powers, endorsed in blank, all delivered to the Agent Bank pursuant to the Original Stock Pledge Agreement;

           H. the receipt by the Class B Loan Agent of UCC searches, satisfactory to it, with respect to the Stoker Entities;

           I. the receipt by the Class B Loan Agent of payoff letters, setting forth the amounts owed to lenders to the Stoker Entities and evidencing the commitment of such lenders to terminate UCC-1 financing statements and to release any other collateral upon receipt of payoffs of indebtedness owed to such lenders by the Stoker Entities;

           J. the execution and delivery by the Borrower to the Class B Loan Agent and the Class B Lenders of an opinion or opinions of counsel to the Borrower, the Existing Subsidiaries, and the Stoker Entities, in form and content satisfactory to Agent Bank, opining as to, among others matters, execution and delivery of the Amendment Documents, enforceability of the Amendment Documents (except the Amendment to Mortgage), no violation of other contracts or instruments of indebtedness and other matters customarily addressed in opinions of borrowers' counsel;

            K. the execution and delivery by the Banks to the Class B Loan Agent of an opinion of counsel to the Banks, in form and content satisfactory to the Class B Loan Agent, opining as to, among others matters, execution and delivery of the Subordination Agreement by the Banks and enforceability of the Subordination Agreement against the Banks;

            L. the delivery to the Class B Loan Agent of a copy of the certificate of the Borrower's and each Subsidiary's corporate secretary certifying the resolutions of such entity's board of directors to the effect that execution, delivery and performance of the Amendment Documents have been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment and all other documents to be executed in connection herewith and therewith; and

           M. the representations and warranties of the Borrower and each Subsidiary shall be true and accurate in all respects; and

           N. the payment to the Class B Loan Agent of the closing fee of Fifty Seven Thousand Five Hundred Dollars ($57,500);

           O. the consummation of the Acquisition in accordance with the Stock Purchase Agreement on terms and conditions that are reasonably satisfactory to the Class B Loan Agent and the Class B Lenders, and the obtaining by the Borrower of all consents and the making by the Borrower of all filings with Governmental Authorities required in connection therewith and receipt by the Class B Loan Agent of (i) copies of all material documents required to be delivered under the Stock Purchase Agreement (excluding any schedules under Section 14.14(o) of the Stock Purchase Agreement), and (ii) the certificate of a financial officer of the Borrower as required by Section 13Q(v) below;

           P. the Class B Loan Agent and the Class B Lenders shall have received such documents, instruments and agreements as the Class B Loan Agent and the Class B Lenders shall reasonably request in connection with the transactions contemplated by this Amendment, including all documents, instruments and agreements set forth herein, each in form and substance satisfactory to the Class B Loan Agent and the Class B Lenders; and

           Q. other than as consented to by the Agent Bank, the Banks, the Class B Loan Agent and the Class B Lenders in writing:

               (i) The provisions of the Stock Purchase Agreement shall not have been amended, modified, waived or terminated.

               (ii) All of the representations and warranties of the Selling Shareholders set forth in the Stock Purchase Agreement shall be complete and correct in all material respects an and as of the 2003B Amendment Closing Date with the same force and effect as though made on and as of such date and the Borrower shall have received a certificate of the Stoker Entities to such effect.

               (iii) All of the other conditions to the obligations of the Purchaser set forth in the Stock Purchase Agreement shall have been satisfied on terms and conditions satisfactory to the Agent Bank, the Banks, the Class B Loan Agent and the Class B Lenders.

               (iv) Any material consent, authorization, order or approval of any Person required in connection with the transactions contemplated by the Stock Purchase Agreement shall have been obtained and shall be in full force and effect.

               (v) Contemporaneously with the making by the Class B Lenders of the first extension of credit hereunder, the Borrower shall have furnished to the Class B Lenders a certificate, signed by a financial officer of the Borrower, to the effect that the closing has occurred in escrow under the Stock Purchase Agreement, subject only to the payment of the Purchase Price (as defined in the Stock Purchase Agreement), including any adjustments as provided for therein.

           14. REPRESENTATIONS, WARRANTIES AND COVENANTS. To induce the Agent Bank and the Banks and the Class B Loan Agent and the Class B Lenders to enter into this Amendment, the Borrower and each Subsidiary represents and warrants to each of such parties as follows:

           A. The Borrower and each Subsidiary has full power, authority, and capacity to enter into the Amendment Documents, and the Amendment Documents constitute the legal, valid and binding obligations of the Borrower and each Subsidiary, enforceable against it in accordance with its terms.

           B. Upon execution and delivery of Amendment Documents and after giving effect thereto, no Event of Default under any of the Loan Documents and any other documents, certificates or instruments under the Loan Agreement or any other of the Loan Documents shall exist which continues unwaived by the Agent Bank, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

           C. The person executing Amendment Documents on behalf of the Borrower and each Subsidiary is duly authorized to do so.

           D. The representations and warranties made by the Borrower and each Subsidiary in any of the Loan Documents are hereby true and correct in all material respects as of the date hereof.

           E. Other than the Litigation, there are no pending or, to the knowledge of the Borrower threatened, any action, suit, proceeding or arbitration or, to the knowledge of the Borrower, any governmental investigation pending or threatened, against or affecting the Borrower or the Subsidiaries or any property of the Borrower or the Subsidiaries seeking damages in excess of

$1,000,000 in the aggregate, which has not been disclosed by the Borrower pursuant to Section 6.9 of the Loan Agreement or which prior to (a) the making of the last preceding Revolving Credit Loan or (b) the issuing of the most recent Letter of Credit or the most recent extension of the stated maturity date of any Letter of Credit, prior to the execution of this Amendment, if determined adversely, would have a Material Adverse Effect. Further, there has occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, which, in either event, in the opinion of the Banks, could reasonably be expected to have a Material Adverse Effect on the financial condition of the Borrower and the Subsidiaries on a consolidated basis. No injunction or other restraining order has been issued and no hearing to cause an injunction or other restraining order to be issued is pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of the Loan Agreement or the making of the Revolving Credit Loans, the making of the Class B Term Loan, the issuing or extension of the respective stated expiration dates of the Letters of Credit under the Loan Agreement .

           F. The Stock Purchase Agreement delivered by the Purchaser is a true and correct copy and is a valid and binding contract as to the Purchaser. The Purchaser is not in default in any material respect of its obligations under the Stock Purchase Agreement. The representations of the Purchaser set forth in the Stock Purchase Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though made on and as of the date hereof. The Selling Shareholders have represented that their representations and warranties set forth in the Stock Purchase Agreement and qualified as to materiality shall be true and correct, and that those representations and warranties not qualified as to materiality shall be true and correct in all material respects, as of the date of this Agreement.

           15. NO WAIVER.

           The failure by the Agent Bank, any Bank, the Class B Loan Agent or any Class B Lender, at any time or times, to require strict performance by the Borrower of any provision of this Amendment and any of the other Loan Documents shall not waive, affect or diminish any right of the Agent Bank, any Bank, the Class B Loan Agent or any Class B Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver of an Event of Default under the Loan Documents shall not suspend, waive or affect any other Event of Default under this Amendment or any of the other Loan Documents whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Borrower contained in this Amendment or any of the other Loan Documents shall be deemed to have been suspended or waived by the Agent Bank, any Bank, the Class B Loan Agent or any Class B Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of the Agent Bank and the Class B Loan Agent and directed to the Borrower specifying such suspension or waiver.

          16.  MISCELLANEOUS.

           A. Time shall be of the essence in the performance of the obligations of the Borrower and the Subsidiaries under this Amendment.

           B. To the extent that assignment is permitted under this Amendment, the provisions of this Amendment shall bind and benefit the Borrower and each Subsidiary and the Agent Bank, the Banks, the Class B Loan Agent and the Class B Lenders and their respective, successors and assigns, including each subsequent holder, if any, of the Revolving Credit Notes or Class B Term Notes.

           C. This Amendment, the other Amendment Documents and the related writings and the respective rights and obligations of the parties hereto shall be construed in accordance with and governed by the laws of the State of New York.

           D. Neither the Borrower nor any Subsidiary may assign their rights under Amendment Documents to any other party. The Amendment Documents may be modified only in writing executed by each of the parties thereto.

           E. The invalidity or unenforceability of any provision of this Amendment shall not affect the validity or enforceability or any one or more of the other provisions hereof. The Borrower, each Subsidiary, the Banks, the Class B Lenders the Class B Loan Agent and the Agent Bank agree that this Amendment shall be so interpreted as to give effect and validity to all the provisions hereof to the fullest extent permitted by law.

           F. The Borrower and each Subsidiary shall sign such financing statements or other documents or instruments as the Agent Bank may reasonably request from time to time to more fully create, perfect, continue, maintain or terminate the rights and security interests intended to be granted or created pursuant to this Amendment or the other Loan Documents.

           G. The headings used in this Amendment are included for ease of reference only and shall not be considered in the interpretation or construction of this Amendment.

           H. This Amendment may be signed by each party upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of each party. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or the terms thereof to produce or account for more than one of such counterparts.

           IN WITNESS WHEREOF, the Agent Bank, Bank One, the Class B Lenders, the Class B Loan Agent, the Borrower and each Subsidiary has caused this Amendment to be duly executed as of the day and year first above written.

                                       BANK ONE, NA, as Agent Bank
                                       ("the Agent Bank")

                                       By:  /s/ Joseph Brenner
                                           -------------------------------------
                                           Joseph Brenner, Senior Vice President



                                       BANK ONE, NA
                                       as a Bank (a "Bank")

                                       By:  /s/ Joseph Brenner
                                           -------------------------------------
                                           Joseph Brenner, Senior Vice President

                              GUGGENHEIM INVESTMENT MANAGEMENT, LLC,
                              as Class B Loan Agent (the "Class B Loan Agent")


                              By: /s/ Todd R. Boehly
                                 -----------------------------------------------
                                  Todd R. Boehly, Managing Director


                              UPPER COLUMBIA CAPITAL
                              COMPANY, LLC, as a Class B Lender
                              (a "Class B Lender")

                              By: /s/ Todd R. Boehly
                                 -----------------------------------------------
                                  Todd R. Boehly, Manager



                               1888 FUND, LTD., as a Class B Lender
                              (a "Class B Lender")

                              By: Guggenheim Investment Management, LLC , as
                                  Collateral Manager


                              By:  /s/ Todd R. Boehly
                                  ----------------------------------------------
                                  Todd R. Boehly, Managing Director



                              MAGMA CDO, LTD., as a Class B Lender
                              (a "Class B Lender")


                              By: Guggenheim Investment Management, LLC, as
                                   Advisor


                              By:  /s/ Todd R. Boehly
                                  ---------------------------------------------
                                  Todd R. Boehly, Managing Director

                                BINGHAM CDO L.P., as a Class B Lender
                                (a "Class B Lender")

                                By: Guggenheim Investment Management, LLC, as
                                    Advisor


                                By:  /s/ Todd R. Boehly
                                    --------------------------------------------
                                    Todd R. Boehly, Managing Director




                                STELLAR FUNDING, LTD., as a Class B Loan Lender (a "Class B Lender")

                                By: Guggenheim Investment Management, LLC, as
                                    Manager


                                By: /s/ Todd R. Boehly
                                   ---------------------------------------------
                                   Todd R. Boehly, Managing Director

                        NORTH ATLANTIC TRADING COMPANY, INC., as the Borrower


                        By:  /s/ David I. Brunson
                            ----------------------------------------------------
                            David I. Brunson, President and Chief Financial Officer



                        NATIONAL TOBACCO COMPANY, L.P., as a Subsidiary

                        By NATIONAL TOBACCO FINANCE CORPORATION as its general partner


                        By:  /s/ David I. Brunson
                            ----------------------------------------------------
                            David I. Brunson, Executive Vice President and
                            Chief Financial Officer


                        NORTH ATLANTIC OPERATING COMPANY , INC. as a Subsidiary

                        By:  /s/ David I. Brunson
                            ----------------------------------------------------
                            David I. Brunson, Executive Vice President and
                            Chief Financial Officer


                        NATIONAL TOBACCO FINANCE CORPORATION as a Subsidiary

                        By:  /s/  David I. Brunson
                            ----------------------------------------------------
                            David I. Brunson, Executive Vice President and
                             Chief Financial Officer

                                STOKER, INC. as a Subsidiary

                                By:  /s/  David I. Brunson
                                    --------------------------------------------
                                    David I. Brunson, Executive Vice President
                                    and Chief Financial Officer


                                RBJ SALES, INC. as a Subsidiary

                                By:  /s/  David I. Brunson
                                    --------------------------------------------
                                    David I. Brunson, Executive Vice President
                                    and Chief Financial Officer



                                FRED STOKER & SONS, INC. as a Subsidiary

                                By:  /s/  David I. Brunson
                                    --------------------------------------------
                                    David I. Brunson, Executive Vice President
                                    and Chief Financial Officer

Prepared by:


----------------------------
John S. Egan
Frost Brown Todd LLC
400 West Market Street, 32nd Floor
Louisville, KY  40202-3363
Phone:  (502) 568-0224
Fax:  (502) 581-1087

                                  SCHEDULE 1.1

                                 LIST OF "BANKS"

                            BANK ONE, NA ("Bank One")
                            416 West Jefferson Street
                            Louisville, Kentucky 40202
                            Attention: Mr. Joseph Brenner

                            UPPER COLUMBIA CAPITAL COMPANY, LLC
                            135 East 57th Street, 9th Floor
                            New York, New York  10022
                            Attention: Kaitlin Trinh

                            1888 FUND, LTD.
                            135 East 57th Street, 9th Floor
                            New York, New York  10022
                            Attention: Kaitlin Trinh

                            MAGMA CDO, LTD.
                            135 East 57th Street, 9th Floor
                            New York, New York  10022
                            Attention: Kaitlin Trinh

                            BINGHAM CDO L.P.
                            135 East 57th Street, 9th Floor
                            New York, New York  10022
                            Attention: Kaitlin Trinh

                            STELLAR FUNDING, LTD.
                            135 East 57th Street, 9th Floor
                            New York, New York  10022
                            Attention: Kaitlin Trinh

                                  SCHEDULE 1.2

                              LIST OF SUBSIDIARIES

                         NATIONAL TOBACCO COMPANY, L.P.
                         c/o North Atlantic Trading Company, Inc.
                         257 Park Avenue South - 7th Floor
                         New York, New York 10010-7304
                         Attention: President

                         NORTH ATLANTIC OPERATING COMPANY, INC.
                         c/o North Atlantic Trading Company, Inc.
                         257 Park Avenue South - 7th Floor
                         New York, New York 10010-7304
                         Attention: President

                         NATIONAL TOBACCO FINANCE CORP.
                         c/o North Atlantic Trading Company, Inc.
                         257 Park Avenue South - 7th Floor
                         New York, New York 10010-7304
                         Attention: President

                         STOKER, INC.*
                         c/o North Atlantic Trading Company, Inc.
                         257 Park Avenue South - 7th Floor
                         New York, New York 10010-7304
                         Attention: President

                         RBJ SALES, INC.*
                         c/o North Atlantic Trading Company, Inc.
                         257 Park Avenue South - 7th Floor
                         New York, New York 10010-7304
                         Attention: President

                         FRED STOKER & SONS, INC.*
                         c/o North Atlantic Trading Company, Inc.
                         257 Park Avenue South - 7th Floor
                         New York, New York 10010-7304
                         Attention: President


*These entities become "Subsidiaries" upon closing of the 2003B Amendment to Loan Documents.

                                  SCHEDULE 2.1

                   SCHEDULE OF REVOLVING LOAN COMMITMENTS AND
                    REVOLVING CREDIT FACILITY PRO RATA SHARES

           The maximum amount of the Revolving Credit Facility is $20,000,000.

                               Revolving                    Revolving
                               Credit Facility              Loan
Name of Bank                   Pro Rata Share               Commitment
------------                   --------------               ----------

Bank One, NA                    100.00%            $ 20,000,000.00

       Totals                   100.00%             $20,000,000.00

                                  SCHEDULE 3A.1

                         SCHEDULE OF CLASS B LENDERS AND
                        CLASS B TERM LOAN PRO RATA SHARES


                                          Class B
Name and Address of                       Term Loan               Principal
Class B Lenders                           Pro Rata Share          Amount
---------------                           --------------          ------

1888 Fund, Ltd.                              13.09524%           $5,500,000
135 East 57th Street, 9th Floor
New York, New York  10022
Attention: Kaitlin Trinh

Magma CDO Ltd.                               13.09524%           $5,500,000
135 East 57th Street, 9th Floor
New York, New York  10022
Attention: Kaitlin Trinh

Bingham CDO L.P.                             11.90476%           $5,000,000
135 East 57th Street, 9th Floor
New York, New York  10022
Attention: Kaitlin Trinh

Stellar Funding, Ltd.                         7.14286%           $3,000,000
135 East 57th Street, 9th Floor
New York, New York  10022
Attention: Kaitlin Trinh

Upper Columbia Capital                       54.76190%          $23,000,000
Company, LLC
135 East 57th Street, 9th Floor
New York, New York  10022
Attention: Kaitlin Trinh

           Totals                            100.00000%      $42,000,000.00

                                    EXHIBIT A

THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE AMENDED AND RESTATED SUBORDINATION AGREEMENT DATED AS OF NOVEMBER 17, 2003 (THE "SUBORDINATION AGREEMENT") BY AND AMONG BANK ONE, NA, GUGGENHEIM INVESTMENT MANAGEMENT, LLC, AS AGENT FOR THE CLASS B LENDERS, THE CLASS B LENDERS, NORTH ATLANTIC TRADING COMPANY, INC. AND ITS SUBSIDIARIES. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THE WITHIN INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID SUBORDINATION AGREEMENT.

                                CLASS B TERM NOTE

$23,000,000                                                   November 17, 2003

           FOR VALUE RECEIVED, NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower") promises to pay to the order of UPPER COLUMBIA CAPITAL COMPANY, LLC, a Delaware limited liability company (the "Payee" or the "Class B Lender"), the principal amount of Twenty Three Million Dollars ($23,000,000), plus accrued and unpaid interest, on March 31, 2004.

           This Note is executed and delivered by the Borrower pursuant to that certain Loan Agreement dated as of December 29, 2000 (the "Original Loan Agreement") entered into by and among the Borrower, each of the Guarantors as a Subsidiary of the Borrower, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and Bank One, NA, successor to Bank One, Kentucky, NA, as Agent Bank, as amended by the 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), the 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment") and the 2003B Amendment to Loan Documents dated November 17, 2003 (the "2003B Amendment") (the Original Loan Agreement, as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. To the extent this document contains references to multiple "Class B Lenders" or "Class B Term Notes" at a time when there exists only one "Class B Lender" and one "Class B Term Note", such references shall be deemed to refer to such single "Class B Lender" and "Class B Term Note".

           This Note is one of the Borrower's "Class B Term Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Class B Term Loans evidenced hereby were or are made and are to be repaid.

           All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Class B Loan Agent located in New York, New York or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this

Note, the Borrower, the Agent Bank and the Class B Loan Agent shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Borrower, the Agent Bank and the Class B Loan Agent as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before transferring or disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

           Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension or reduction of time shall be included in the computation of the payment of interest on this Note; provided, however, that if the day on which any payment relating to a LIBOR Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the Business Day immediately preceding such due date.

           This Note is subject to prepayment at the option of the Borrower as provided in, and subject to the limitations set forth in, Section 3A.4 of the Loan Agreement.

           Subject to the provisions of the Subordination Agreement, this Note is secured by the Security Agreement, the Mortgage, the Pledge Agreement and other Loan Documents providing security to the Agent Bank, for the benefit of the Banks (including the Class B Lenders).

           This Note is subject to restrictions on transfer or assignment as provided in Section 12 of the Loan Agreement.

           THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

           Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

           The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

           No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

           The Borrower promises to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind.

           IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officers, as of the day and year above written.


                                     NORTH ATLANTIC TRADING COMPANY, INC.

                                     (the "Borrower")

                                     By: _______________________________________
                                         David I. Brunson, President and Chief
                                         Financial Officer

                                   EXHIBIT B-1

THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE AMENDED AND RESTATED SUBORDINATION AGREEMENT DATED AS OF NOVEMBER 17, 2003 (THE "SUBORDINATION AGREEMENT") BY AND AMONG BANK ONE, NA, GUGGENHEIM INVESTMENT MANAGEMENT, LLC, AS AGENT FOR THE CLASS B LENDERS, THE CLASS B LENDERS, NORTH ATLANTIC TRADING COMPANY, INC. AND ITS SUBSIDIARIES. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THE WITHIN INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID SUBORDINATION AGREEMENT.

                                CLASS B TERM NOTE

$5,500,000                                                         July 31, 2003

           FOR VALUE RECEIVED, NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower") promises to pay to the order of 1888 FUND, LTD., a Cayman Islands corporation (the "Payee" or the "Class B Lender"), the principal amount of Five Million Five Hundred Thousand Dollars ($5,500,000), plus accrued and unpaid interest, on March 31, 2004.

           This Note is executed and delivered by the Borrower pursuant to that certain Loan Agreement dated as of December 29, 2000 (the "Original Loan Agreement") entered into by and among the Borrower, each of the Guarantors as a Subsidiary of the Borrower, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and Bank One, NA, successor to Bank One, Kentucky, NA, as Agent Bank, as amended by the 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), the 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment") and the 2003B Amendment to Loan Documents dated November 17, 2003 (the "2003B Amendment") (the Original Loan Agreement, as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. To the extent this document contains references to multiple "Class B Lenders" or "Class B Term Notes" at a time when there exists only one "Class B Lender" and one "Class B Term Note", such references shall be deemed to refer to such single "Class B Lender" and "Class B Term Note".

           This Note is one of the Borrower's "Class B Term Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Class B Term Loans evidenced hereby were or are made and are to be repaid. This Note amends, restates and replaces the Class B Term Note dated July 31, 2003 originally delivered to the Payee.

           All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Class B Loan Agent located in New York, New York or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, the Borrower, the Agent Bank and the Class B Loan Agent shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Borrower, the Agent Bank and the Class B Loan Agent as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before transferring or disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

           Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension or reduction of time shall be included in the computation of the payment of interest on this Note; provided, however, that if the day on which any payment relating to a LIBOR Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the Business Day immediately preceding such due date.

           This Note is subject to prepayment at the option of the Borrower as provided in, and subject to the limitations set forth in, Section 3A.4 of the Loan Agreement.

           Subject to the provisions of the Subordination Agreement, this Note is secured by the Security Agreement, the Mortgage, the Pledge Agreement and other Loan Documents providing security to the Agent Bank, for the benefit of the Banks (including the Class B Lenders).

           This Note is subject to restrictions on transfer or assignment as provided in Section 12 of the Loan Agreement.

           THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

           Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

           The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

           No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

           The Borrower promises to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind.

           IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officers, as of the day and year above written.


                               NORTH ATLANTIC TRADING COMPANY, INC.

                                 (the "Borrower")

                               By: _____________________________________________
                                   David I. Brunson, President and Chief
                                   Financial Officer

                                   EXHIBIT B-2

THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE AMENDED AND RESTATED SUBORDINATION AGREEMENT DATED AS OF NOVEMBER 17, 2003 (THE "SUBORDINATION AGREEMENT") BY AND AMONG BANK ONE, NA, GUGGENHEIM INVESTMENT MANAGEMENT, LLC, AS AGENT FOR THE CLASS B LENDERS, THE CLASS B LENDERS, NORTH ATLANTIC TRADING COMPANY, INC. AND ITS SUBSIDIARIES. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THE WITHIN INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID SUBORDINATION AGREEMENT.

                                CLASS B TERM NOTE

$5,500,000                                                         July 31, 2003

           FOR VALUE RECEIVED, NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower") promises to pay to the order of MAGMA CDO, LTD., a Cayman Islands corporation (the "Payee" or the "Class B Lender"), the principal amount of Five Million Five Hundred Thousand Dollars ($5,500,000), plus accrued and unpaid interest, on March 31, 2004.

           This Note is executed and delivered by the Borrower pursuant to that certain Loan Agreement dated as of December 29, 2000 (the "Original Loan Agreement") entered into by and among the Borrower, each of the Guarantors as a Subsidiary of the Borrower, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and Bank One, NA, successor to Bank One, Kentucky, NA, as Agent Bank, as amended by the 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), the 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment") and the 2003B Amendment to Loan Documents dated November 17, 2003 (the "2003B Amendment") (the Original Loan Agreement, as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. To the extent this document contains references to multiple "Class B Lenders" or "Class B Term Notes" at a time when there exists only one "Class B Lender" and one "Class B Term Note", such references shall be deemed to refer to such single "Class B Lender" and "Class B Term Note".

           This Note is one of the Borrower's "Class B Term Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Class B Term Loans evidenced hereby were or are made and are to be repaid. This Note amends, restates and replaces the Class B Term Note dated July 31, 2003 originally delivered to the Payee.

           All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Class B Loan Agent located in New York, New York or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, the Borrower, the Agent Bank and the Class B Loan Agent shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Borrower, the Agent Bank and the Class B Loan Agent as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before transferring or disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

           Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension or reduction of time shall be included in the computation of the payment of interest on this Note; provided, however, that if the day on which any payment relating to a LIBOR Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the Business Day immediately preceding such due date.

           This Note is subject to prepayment at the option of the Borrower as provided in, and subject to the limitations set forth in, Section 3A.4 of the Loan Agreement.

           Subject to the provisions of the Subordination Agreement, this Note is secured by the Security Agreement, the Mortgage, the Pledge Agreement and other Loan Documents providing security to the Agent Bank, for the benefit of the Banks (including the Class B Lenders).

           This Note is subject to restrictions on transfer or assignment as provided in Section 12 of the Loan Agreement.

           THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

           Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

           The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

           No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

           The Borrower promises to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind.

           IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officers, as of the day and year above written.


                                       NORTH ATLANTIC TRADING COMPANY, INC.

                                       (the "Borrower")

                                       By: _____________________________________
                                           David I. Brunson, President  and
                                           Chief Financial Officer

                                   EXHIBIT B-3

THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE AMENDED AND RESTATED SUBORDINATION AGREEMENT DATED AS OF NOVEMBER 17, 2003 (THE "SUBORDINATION AGREEMENT") BY AND AMONG BANK ONE, NA, GUGGENHEIM INVESTMENT MANAGEMENT, LLC, AS AGENT FOR THE CLASS B LENDERS, THE CLASS B LENDERS, NORTH ATLANTIC TRADING COMPANY, INC. AND ITS SUBSIDIARIES. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THE WITHIN INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID SUBORDINATION AGREEMENT.

                                CLASS B TERM NOTE

$5,000,000                                                        July 31, 2003

           FOR VALUE RECEIVED, NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower") promises to pay to the order of BINGHAM CDO L.P., a Cayman Islands limited partnership (the "Payee" or the "Class B Lender"), the principal amount of Five Million Dollars ($5,000,000), plus accrued and unpaid interest, on March 31, 2004.

           This Note is executed and delivered by the Borrower pursuant to that certain Loan Agreement dated as of December 29, 2000 (the "Original Loan Agreement") entered into by and among the Borrower, each of the Guarantors as a Subsidiary of the Borrower, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and Bank One, NA, successor to Bank One, Kentucky, NA, as Agent Bank, as amended by the 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), the 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment") and the 2003B Amendment to Loan Documents dated November 17, 2003 (the "2003B Amendment") (the Original Loan Agreement, as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. To the extent this document contains references to multiple "Class B Lenders" or "Class B Term Notes" at a time when there exists only one "Class B Lender" and one "Class B Term Note", such references shall be deemed to refer to such single "Class B Lender" and "Class B Term Note".

           This Note is one of the Borrower's "Class B Term Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Class B Term Loans evidenced hereby were or are made and are to be repaid. This Note amends, restates and replaces the Class B Term Note dated July 31, 2003 originally delivered to the Payee.

           All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Class B Loan Agent located in New York, New York or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this

Note, the Borrower, the Agent Bank and the Class B Loan Agent shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Borrower, the Agent Bank and the Class B Loan Agent as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before transferring or disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

           Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension or reduction of time shall be included in the computation of the payment of interest on this Note; provided, however, that if the day on which any payment relating to a LIBOR Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the Business Day immediately preceding such due date.

           This Note is subject to prepayment at the option of the Borrower as provided in, and subject to the limitations set forth in, Section 3A.4 of the Loan Agreement.

           Subject to the provisions of the Subordination Agreement, this Note is secured by the Security Agreement, the Mortgage, the Pledge Agreement and other Loan Documents providing security to the Agent Bank, for the benefit of the Banks (including the Class B Lenders).

           This Note is subject to restrictions on transfer or assignment as provided in Section 12 of the Loan Agreement.

           THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

           Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

           The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

           No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

           The Borrower promises to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind.

           IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officers, as of the day and year above written.


                                NORTH ATLANTIC TRADING COMPANY, INC.
                                (the "Borrower")

                                By: ____________________________________________
                                    David I. Brunson, President and Chief
                                    Financial Officer

                                   EXHIBIT B-4

THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE AMENDED AND RESTATED SUBORDINATION AGREEMENT DATED AS OF NOVEMBER 17, 2003 (THE "SUBORDINATION AGREEMENT") BY AND AMONG BANK ONE, NA, GUGGENHEIM INVESTMENT MANAGEMENT, LLC, AS AGENT FOR THE CLASS B LENDERS, THE CLASS B LENDERS, NORTH ATLANTIC TRADING COMPANY, INC. AND ITS SUBSIDIARIES. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THE WITHIN INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID SUBORDINATION AGREEMENT.

                                CLASS B TERM NOTE

$3,000,000                                                        July 31, 2003

           FOR VALUE RECEIVED, NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower") promises to pay to the order of STELLAR FUNDING, LTD., a Cayman Islands corporation (the "Payee" or the "Class B Lender"), the principal amount of Three Million Dollars ($3,000,000), plus accrued and unpaid interest, on March 31, 2004.

           This Note is executed and delivered by the Borrower pursuant to that certain Loan Agreement dated as of December 29, 2000 (the "Original Loan Agreement") entered into by and among the Borrower, each of the Guarantors as a Subsidiary of the Borrower, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and Bank One, NA, successor to Bank One, Kentucky, NA, as Agent Bank, as amended by the 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), the 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment") and the 2003B Amendment to Loan Documents dated November 17, 2003 (the "2003B Amendment") (the Original Loan Agreement, as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. To the extent this document contains references to multiple "Class B Lenders" or "Class B Term Notes" at a time when there exists only one "Class B Lender" and one "Class B Term Note", such references shall be deemed to refer to such single "Class B Lender" and "Class B Term Note".

           This Note is one of the Borrower's "Class B Term Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Class B Term Loans evidenced hereby were or are made and are to be repaid. This Note amends, restates and replaces the Class B Term Note dated July 31, 2003 originally delivered to the Payee.

           All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Class B Loan Agent located in New York, New York or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this

Note, the Borrower, the Agent Bank and the Class B Loan Agent shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Borrower, the Agent Bank and the Class B Loan Agent as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before transferring or disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

           Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension or reduction of time shall be included in the computation of the payment of interest on this Note; provided, however, that if the day on which any payment relating to a LIBOR Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the Business Day immediately preceding such due date.

           This Note is subject to prepayment at the option of the Borrower as provided in, and subject to the limitations set forth in, Section 3A.4 of the Loan Agreement.

           Subject to the provisions of the Subordination Agreement, this Note is secured by the Security Agreement, the Mortgage, the Pledge Agreement and other Loan Documents providing security to the Agent Bank, for the benefit of the Banks (including the Class B Lenders).

           This Note is subject to restrictions on transfer or assignment as provided in Section 12 of the Loan Agreement.

           THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

           Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

           The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

           No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

           The Borrower promises to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind.

           IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officers, as of the day and year above written.


                                     NORTH ATLANTIC TRADING COMPANY, INC.
                                     (the "Borrower")

                                     By: _______________________________________
                                         David I. Brunson, President  and
                                         Chief Financial Officer

                                    EXHIBIT C

                  AMENDED AND RESTATED SUBORDINATION AGREEMENT
                  --------------------------------------------

       THIS AMENDED AND RESTATED SUBORDINATION AGREEMENT (this "Agreement") is entered into as of the __ day of November, 2003, (i) BANK ONE, NA, successor to Bank One, Kentucky, NA, a national banking association with an office and place of business in Louisville, Kentucky, as agent bank on behalf of the Banks defined herein ("the Agent Bank") (in its capacity as a Bank, "Bank One"); (ii) GUGGENHEIM INVESTMENT MANAGEMENT, LLC a Delaware limited liability company, as agent for the Class B Lenders ("Class B Loan Agent"); (iii) the CLASS B LENDERS as defined herein (each a "Class B Lender" and collectively the "Class B Lenders"); (the "Class B Lenders"); (iv) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York (the "Borrower") and (v) the SUBSIDIARIES identified on Schedule 1.2 to the Loan Agreement (each a "Subsidiary" and collectively, the "Subsidiaries").

                                    RECITALS
                                    --------

           A. The Borrower and National Tobacco Company, L.P. ("NTCLP"), North Atlantic Operating Company ("NAOC"), National Tobacco Finance Corporation ("NTFC") (NTCLP, NAOC and NTFC, collectively, the "Existing Subsidiaries") entered into a Loan Agreement with the Agent Bank and the Banks dated as of December 29, 2000, as amended to the date hereof (the "Original Loan Agreement").

           B. The Borrower executed and delivered to the Agent Bank a Revolving Credit Note in the face amount of $10,000,000.00 dated December 29, 2000 (the "Original Revolving Credit Note").

           C. The Borrower executed and delivered to the Agent Bank a Term Note in the face amount of $25,000,000.00 dated December 29, 2000 (the "Original Term Note").

           D. The Existing Subsidiaries executed and delivered to the Agent Bank a Guaranty Agreement dated as of December 29, 2000 (the "Original Guaranty"), guarantying payment of the Original Revolving Credit Note and the Original Term Note.

           E. The Borrower and the Existing Subsidiaries executed and delivered to the Agent Bank a Security Agreement dated as of December 29, 2000 (the "Original Security Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           F. The Borrower and the Existing Subsidiaries executed and delivered to the Agent Bank a Pledge Agreement dated as of December 29, 2000 (the "Original Pledge Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           G. National Tobacco Company, L.P. ("NTCLP"), one of the Existing Subsidiaries, executed and delivered to the Agent Bank a Mortgage and Security Agreement, Assignment of Rents, Leases and Profits, Financing Statement and Fixture Filing dated as of December 29, 2000 and recorded in Jefferson County, Kentucky (the "Original Mortgage"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           H. NTCLP executed and delivered to the Agent Bank an Assignment of Security Interest in United States Trademarks (the "NTCLP Trademark Assignment"), which was filed in the US Patent and Trademark Office ("USPTO"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           I. North Atlantic Operating Company, Inc. ("NAOC") executed and delivered to the Agent Bank an Assignment of Security Interest in United States Trademarks (the "NAOC Trademark Assignment"), which was filed in the USPTO, securing payment of the Original Revolving Credit Note and the Original Term Note.

           J. The Borrower, the Existing Subsidiaries, the Agent Bank and the Banks entered into a 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the following: (i) the Original Term Note had been fully repaid; (ii) the amount of the Revolving Credit Facility was increased from Ten Million ($10,000,000) to Twenty Million Dollars ($20,000,000), pursuant to an amended revolving credit note (the "Revolving Credit Note"); and (iii) the maturities of the Revolving Credit Facility and the Letter of Credit Subfacility provided for in the Original Loan Agreement were extended to December 31, 2003.

           K. The Borrower, the Existing Subsidiaries, the Agent Bank and the Banks entered into a 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the extension of the Class B Term Loans in the aggregate principal amount of Nineteen Million Dollars ($19,000,000), to provide the Borrower with moneys that can be used to secure a bond to be posted in an appeal of the judgment (the "Judgment") entered against the Borrower and the Existing Subsidiaries in the amount of $18,600,000 in the case of Republic Tobacco, L.P.
v. North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc. and National Tobacco Company L.P. (Case No. 98 C 4011) pending in the United States District Court for the Northern District of Illinois Eastern Division (the "Litigation"). The existing Class B Term Loans in the aggregate principal amount of Nineteen Million Dollars ($19,000,000) have been extended to the Borrower on a subordinated basis, pursuant to the Subordination Agreement dated July 31, 2003 among the Borrower, the Existing Subsidiaries, the Agent Bank, the Class B Loan Agent and the Class B Lenders (the "Original Subordination Agreement") and other conditions set forth in the 2003A Amendment.

           L. The Borrower and the Existing Subsidiaries have requested that one or more Class B Term Lenders increase the Class B Term Loans by Twenty Three Million Dollars ($23,000,000), which would bring the total amount of Class B Term Loans to Forty Two Millions Dollars ($42,000,000), to provide the Borrower with moneys to be used for (i) the acquisition of Stoker, Inc., a Tennessee corporation ("Stoker"), RBJ Sales, Inc. a Tennessee corporation ("RBJ") and Fred Stoker & Sons, Inc. ("Stoker & Sons") (Stoker, RBJ and Stoker & Sons, collectively, the "Stoker Entities") and for general corporate purposes. One or more Class B Lenders are willing to extend such Class B Term Loans to the

Borrower. The Agent Bank, the existing Banks, the Class B Loan Agent and the existing Class B Lenders are willing to allow the Borrower to obtain such increased Class B Term Loans on the condition that the repayment of all Class B Term Loans be subordinated to the repayment of the Revolving Credit Facility pursuant to a Subordination Agreement and on other conditions set forth herein. The Agent Bank and the existing Banks are agreeable to such changes, upon the terms and conditions set forth herein. The parties are entering into a 2003B Amendment to Loan Documents dated November 17, 2003, to effect these and other changes (the "2003B Amendment"). The Original Loan Agreement as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment is referred to herein as the "Loan Agreement". The (i) Loan Agreement, (ii) Revolving Credit Note, (iii) Original Guaranty as amended by the by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, (iv) Original Security Agreement as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, (v) Original Mortgage as amended by the by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, (vi) NTCLP Trademark Assignment as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, (vii) NAOC Trademark Assignment as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment and (viii) Class B Term Notes evidencing the Class B Term Loans, are collectively referred to herein as the "Loan Documents" and the Loan Documents to which the Class B Lenders are parties are collectively referred to herein as the "Class B Loan Documents".

           L. The Agent Bank, the existing Banks, the Class B Loan Agent and the Class B Lenders hereby desire to set forth the respective rights and obligations each has as against the other with respect to the Borrower and the Subsidiaries.

           NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

              1.     DEFINITIONS.


           (a) Incorporation of Definitions from the Loan Agreement. Capitalized terms not otherwise defined in this Agreement that are defined in the Loan Agreement are used herein with the meanings ascribed to such terms therein.

           (b) Additional Defined Terms. As used in this Agreement, the following terms have the meanings set forth below:

           "OBLIGATIONS" means the Revolving Credit Loans, all Letters of Credit issued under the Letter of Credit Subfacility all interest accruing thereon (including any interest accruing thereon after maturity or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower or the Subsidiaries, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all fees, costs and expenses (whether internal or external) and other amounts payable in respect thereof by the Borrower or the Subsidiaries under the Loan Documents, any obligations, contingent or otherwise, now existing or after arising, to Bank One, Bank One Corporation or any of their affiliates, under any interest or currency swap, future, option or other interest rate protection or similar agreement, or arising out of overdrafts on deposit or other accounts or electronic fund transfers, and any amendments, extensions, renewals or increases and all reasonable costs and expenses of Bank One incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses; provided that (i) the Obligations shall not include principal amounts of indebtedness exceeding Twenty Million Dollars ($20,000,000) in the aggregate or (ii) interest on indebtedness accruing at a rate in excess of the rates provided for in the Loan Agreement.

           "CLASS B LOAN AGENT" means the Person serving as Class B Loan Agent from time to time under the Loan Agreement.

           "COLLATERAL" means any collateral now or in the future securing the Obligations, including but not limited to claims against any guarantors of the Obligations and any collateral securing such guarantees. The Collateral includes all personal property of the Borrower and the Subsidiaries, real property owned by NTCLP and trademarks of NTCLP and NAOC.

           'JUNIOR TRIGGER EVENT" means (i) the failure of the Borrower or any Subsidiary to make any payment in respect of the Subordinated Debt when due (for so long as such default remains uncured) or (ii) the occurrence and continuance of any other event of default under Class B Loan Documents in respect of the Subordinated Debt (for so long as such event of default remains uncured) pursuant to which the maturity of the Class B Loans has been accelerated in accordance with the applicable provisions of the Loan Agreement.

           'SENIOR TRIGGER EVENT" means (i) the failure of the Borrower or any Subsidiary to pay any of the Obligations when due (for so long as such default remains uncured) (ii) the occurrence of an Event of Default under the Loan Documents arising from a violation of Section 8.6 of the Loan Agreement and the sending of notice of such default to Borrower, with a copy to the Class B Loan Agent, or (iii) the occurrence and continuance of any other event of default under the Loan Documents in respect of the Obligations (for so long as such event of default remains uncured) pursuant to which the maturity of the Revolving Credit Loans has been accelerated in accordance with the applicable provisions of the Loan Agreement.

           "SUBORDINATED DEBT" means the Class B Term Loans, all interest accruing thereon and all fees, costs, expenses and other amounts payable in respect thereof by the Borrower or the Subsidiaries under the Loan Documents and any amendments, extensions, renewals or increases.

           2. SUBORDINATION.

           (a) Subject to Section 3 hereof, the Class B Lenders hereby irrevocably subordinate and postpone the payment and the time of payment of all the Subordinated Debt and all claims and demands arising therefrom to the Obligations and direct that the Obligations be paid in full before the Subordinated Debt.

           (b) Class B Lenders shall: (i) make notations on the books of the Class B Lenders beside all accounts or on such other statements evidencing or recording any Subordinated Debt to the effect that such Subordinated Debt is subject to the provisions of this Agreement, (ii) furnish Bank One, upon Bank One's request from time to time, a statement of the account between such Class B

Lenders and the Borrower representing the Subordinated Debt and copies of each of the Class B Loan Documents, and (iii) give Bank One, upon its request, full and free access to the Class B Lenders' books pertaining only to such accounts with the right to make copies thereof. Each and every Class B Loan Document shall bear a legend as set forth in paragraph 13(c) hereof.

           3. PAYMENTS TO CLASS B LENDERS. Notwithstanding any other provision of this Agreement and/or any other Loan Document, the Borrower shall be entitled to pay and the Class B Lenders shall be entitled to receive, so long as no Senior Trigger Event has occurred and is continuing, only scheduled payments of interest (at the current rate set forth in the Class B Loan Documents) under the Subordinated Debt and fees, costs, expenses and other amounts payable in respect of the Subordinated Debt under the Class B Loan Documents, but only when due. Until the Obligations have been repaid in full and the Revolving Loan Commitments have been terminated, no payments of principal on the Subordinated Debt shall be permitted or made without Bank One's prior written consent. After the occurrence of a Senior Trigger Event, the Borrower shall not make, and the Class B Loan Agent shall not receive, any direct or indirect payments of principal, interest, fees or expenses under the Subordinated Debt for so long as such Senior Trigger Event remains in effect.

           4. SECURITY. The Borrower and the Subsidiaries have granted to the Agent Bank, on behalf of the Banks and the Class B Lenders, a security interest in all of the Collateral. The Class B Lenders acknowledge that Bank One has a first priority lien on all of the Collateral and the right to be paid in full all of the Obligations from the sale of the Collateral before the Class B Lenders are entitled to receive the first $1.00 from the sale of such Collateral. The Class B Lenders further acknowledge that their rights with respect to the Collateral are subordinate and junior to the rights of Bank One. Except as set forth in this Section 4, Borrower shall not grant and the Class B Lenders shall not take any lien on or security interest in any of the Borrower's property, now owned or hereafter acquired or created, without the prior written consent of Bank One.

           5. STANDBY LIMITATION. Notwithstanding any breach or default by the Borrower under the Class B Loan Documents, the Class B Lenders shall not at any time or in any manner: foreclose upon, take possession of, or attempt to realize on any Collateral, or proceed in any way to enforce any claims they have or may have against the Borrower under the Subordinated Debt or otherwise unless and until the Obligations have been fully and indefeasibly paid and satisfied in full; provided that (i) the Class B Lenders may enforce their claims in respect of any payment permitted under Section 3 so long as no Senior Trigger Event has occurred and is continuing and (ii) if (x) a Senior Trigger Event has occurred or (y) a Junior Trigger Event has occurred and the Class B Lenders give notice thereof to Bank One, unless the Agent Bank commences an action against the Borrower and/or its Subsidiaries to enforce its claims under the Loan Documents within nine (9) months thereafter and continues to prosecute such action with reasonable diligence, the Class B Lenders may proceed to enforce their claims against the Borrower and the Subsidiaries, subject to all of the provisions of this Agreement, including but not limited to, Section 7 hereof. The Agent Bank shall promptly give the Class B Loan Agent a copy of any notice of any Default or Event of Default occurring under the Loan Documents which the Agent Bank actually gives to the Borrower.

           6. BANKRUPTCY/PROBATE OF BORROWER. In the event a petition or action for relief shall be filed by or against the Borrower under any federal bankruptcy statute in effect from time to time, or under any other law relating to bankruptcy, insolvency, reorganization, receivership, general assignment for the benefit of Class B Lenders, moratorium, Class B Lenders composition, arrangement or other relief for debtors, Bank One's claim (secured or unsecured) against the assets or estate of the Borrower for repayment of the Obligations shall be indefeasibly paid in full before any payment is made to the Class B Lenders on the Subordinated Debt, whether such payment is in cash, securities or any other form of property or rights. Bank One may, in its reasonable discretion, following not less than 10 Business Days prior written notice to the Class B Loan Agent of its intention with respect thereto, file a proof of claim for or collect the Class B Lenders' claims first for the benefit of Bank One to the extent of the unpaid Obligations and then for the benefit of (but without creating any duty or liability to the Class B Lenders other than to remit to the Class B Lenders distributions, if any, actually received in such proceedings after the Obligations have been paid and satisfied in full) the Class B Lenders directly from the receiver, trustee, custodian, liquidator or representative of the Borrower's estate in such proceeding. The Borrower and the Class B Lenders shall furnish all assignments, powers or other documents requested by Bank One to facilitate such direct collection by Bank One.

           7. RECEIPT OF PAYMENTS BY CLASS B LENDERS. Should the Class B Lenders directly or indirectly receive any payment or distribution not permitted by the provisions of this Agreement or any Collateral or proceeds thereof, prior to the full and indefeasible payment and satisfaction of the Obligations and the termination of the Revolving Credit Facility, the Class B Lenders will deliver the same to Bank One in the form received (except for the endorsement or assignment of the Class B Lenders where necessary), for application to the Obligations (i) so long as no Event of Default under the Loan Documents is then in existence, in such order and manner as the Borrower may elect, and (ii) if an Event of Default under the Loan Documents is then in existence, in such order and manner as Bank One may elect. Until so delivered, the Class B Lenders shall hold the same, in trust, for Bank One as property of Bank One, and shall not commingle such property of Bank One with any other property held by the Class B Lenders. In the event any Class B Lender fails to make any such endorsement or assignment, Bank One, or any of its officers or employees on behalf of Bank One, is hereby irrevocably authorized in its own name or in the name of such Class B Lender to make such endorsement or assignment and is hereby irrevocably appointed as such Class B Lender's attorney-in-fact for those purposes.

           8. BANK ONE'S RIGHTS.

           a) The Class B Lenders hereby consent that at any time and from time to time, without further consent of or notice to the Class B Lenders and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Agreement, Bank One may, in its sole discretion: (i) renew, compromise, extend, expand, postpone, waive, accelerate, terminate, change the payment terms of, or otherwise modify the Obligations (subject to the proviso in the definition of Obligations) or amend, renew, replace or terminate the Loan Documents (other than the Class B Loan Documents) or any and all other agreements now or hereafter related to the Obligations; (ii) extend credit to the Borrower in whatever amount on a secured or unsecured basis or take other support for the Obligations and exchange, enforce, waive, sell, transfer, collect, adjust or release any such security or other support or any part thereof; (iii) so long as no Event of Default under the Loan Documents is then in existence, apply any and all payments or proceeds of such security or other support and in any order or manner as Borrower, in its discretion, may determine and if an Event of Default under the Loan Documents is then in existence, apply any and all payments or proceeds of such security or other support and in any order or manner as Bank One, in its discretion, may determine; and (iv) release or substitute any party liable on the Obligations, any guarantor of the Obligations, or any other party providing support for the Obligations.

           b) This Agreement will not be affected, impaired or released by any delay or failure of Bank One to exercise any of its rights and remedies against the Borrower or any guarantor or under any of the Obligations or against any Collateral, by any failure of Bank One to take steps to perfect or maintain its lien on, or to preserve any rights to, any Collateral by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or guarantee therefor, or by any other event or circumstance which otherwise might constitute a defense available to, or a discharge of, the Borrower or a subordinated creditor. The Class B Lenders hereby waive demand, presentment for performance, protest, notice of dishonor and of protest with respect to the Subordinated Debt and the Collateral, notice of acceptance of this Agreement, notice of the making of any of the Obligations and notice of default under any of the Obligations.

           c) Nothing in this Agreement will obligate Bank One to grant credit to, or continue financing arrangements with, the Borrower.

           9. CONTINUING AGREEMENT. This is a continuing agreement and will remain in full force and effect until all of the Obligations and all of the Class B Lenders obligations and undertakings to Bank One hereunder have been fully performed and indefeasibly satisfied and until all the Loan Documents (other than the Class B Loan Documents) have been terminated. This Agreement will continue to be effective or will be automatically reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be returned by Bank One upon insolvency, bankruptcy, or reorganization of the Borrower or otherwise, all as though such payment had not been made.

           10. NO CHALLENGE TO LIENS. The Class B Lenders agree that they will not make any assertion, claim or argument in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Bank One.

           11. DISPOSITION OR RELEASE OF COLLATERAL.

           a) If at any time or from time to time (i) the Collateral, or any portion thereof, is proposed in any manner to be sold or otherwise transferred,
(ii) the Borrower is not in default under the Loan Agreement but the consent of the Agent Bank is required for such sale to occur under the Loan Agreement or an Event of Default has occurred under the Loan Agreement and the Agent Bank proposes to sell collateral, or any portion thereof, as a secured creditor under
Article 9 of the Uniform Commercial Code; and (iii) the Agent Bank shall have given the Class B Loan Agent and the Borrower not less than 10 Business Days prior notice of the sale or transfer, the Class B Lenders shall be deemed to have consented to such disposition if Bank One, in its sole discretion and for any reason, consents to such disposition, and in any event the Class B Lenders shall not be entitled to receive any proceeds (cash or non-cash) of such disposition unless and until the Obligations have been indefeasibly paid in full.

           b) If at any time or from time to time (i) the liens of the Banks (including the Class B Lenders) on the Collateral or any portion thereof are proposed to be released, (ii) and the consent of the Agent Bank is required for release to occur; and (iii) the Agent Bank shall have given the Class B Loan Agent and the Borrower not less than 10 Business Days prior notice of the proposed release of lien, the Class B Lenders shall be deemed to have consented to such release if the Agent Bank, in its sole discretion and for any reason, consents to such release; provided that the Agent Bank's consent to such release does not constitute gross negligence in the exercise of its duties as Agent Bank
..

           12. ORDER OF PROCEEDINGS. Nothing in this Agreement is intended to compel Bank One or the Class B Lenders at any time to declare the Borrower in default or compel Bank One to proceed against or refrain from proceeding against any Collateral in any order or manner. All rights and remedies of Bank One with respect to the Collateral, the Borrower, and any other obligors concerning the Obligations are cumulative and not alternative.

           13. ASSIGNMENT OF OBLIGATIONS OR SUBORDINATED DEBT.

           a) The provisions hereof shall inure to the benefit of any assignee to which any of the Obligations are assigned.

           b) Each Class B Lender agrees that as a prior condition of any assignment of any of its interests in the Subordinated Debt, such Class B Lender shall require the assignee to acknowledge this Agreement and agree, in writing, to be bound by the terms and conditions hereof.

           (c) Each and every Class B Loan Document shall bear the following legend, or a similar legend acceptable to Bank One, in boldface type:

          THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT IN FAVOR OF BANK ONE, NA. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THE WITHIN INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID SUBORDINATION AGREEMENT.

           14. SUBROGATION. Subject to the prior payment in full of all of the Obligations, and to the extent that Bank One has received payment from the Class B Lenders with respect to obligations of the Borrower under Section 7 of this Agreement, or has received distributions otherwise payable to the Class B Lenders pursuant to Section 6 of this Agreement, the Class B Lenders shall be subrogated to the rights of Bank One (or its successors or assigns) to receive payments or distributions of assets of the Borrower or its Subsidiaries made in respect of the Obligations until the Subordinated Debt has been paid in full; and, for the purposes of such subrogation, no payments or distributions to holders of the Obligations of any cash, property or securities to which the Class B Lenders would be entitled in respect of the Subordinated Debt except for the provisions of this Agreement and no payment by the Class B Lenders over to the holders of the Obligations pursuant to this Agreement shall, as between the Borrower and its Subsidiaries, their respective creditors other than the holders of the Obligations and the Class B Lenders, be deemed to be a payment by the Borrower or its Subsidiaries to or on account of the Obligations, it being understood that the provisions of this Agreement are and are intended solely for the purposes of defining the relative rights of the holders of the Obligations, on the one hand, and the Class B Lenders, on the other hand. Without limiting any other restrictions in this Agreement on enforcement of rights of Class B Lenders, until the full and indefeasible payment of the Obligations, the rights of the Class B Lenders and the Class B Loan Agent to enforce any rights of subrogation shall be Subordinated Debt and shall be subject to Section 2 and 3 through 27 of this Agreement.

           15. FINANCING OF FIDUCIARY. In the event of a bankruptcy, reorganization, other insolvency or court proceeding commences in respect of the Borrower, Bank One shall have the option (in its sole and absolute discretion) to continue to provide financing (on terms acceptable to Bank One) of the trustee, other fiduciary, or of the Borrower as a debtor-in-possession, if Bank One deems such financing to be in its best interests, and such financing shall be deemed to be part of the Obligation for the purposes hereof, subject to the proviso in the definition of Obligations limiting the amount thereof. The subordination and lien priority provisions of this Agreement shall continue to apply to all advances made during the pendency of such court proceedings thus constituting part of the Obligations, so that Bank One shall have a prior lien on all Collateral, created before or during such court proceeding, to secure all such Obligations, whether created before or during such court proceeding.

           16. INVESTIGATION OF PARTIES. The Class B Lenders have entered into the Class B Loan Documents with the Borrower and its Subsidiaries, and Bank One has entered into the Loan Documents with the Borrower and its Subsidiaries and the Class B Lenders and Bank One have entered into this Agreement each upon its own independent investigation, and each makes no warranty or representation as to each other with respect to the financial condition of the Borrower and its Subsidiaries, or its ability to repay its loans to the Class B Lenders or Bank One in the future. Nothing in this Agreement shall be deemed to constitute this Agreement as a security or create a joint venture or partnership between the Class B Lenders and Bank One for any purpose.

           17. IMPROPER ACTION BY CLASS B LENDERS. If the Class B Lenders, the Borrower or both, contrary to this Agreement, make, attempt to or threaten to allow the Class B Lenders to exercise their remedies against the Borrower under the Class B Loan Documents in a manner not permitted under this Agreement, to or make any payment or take any other action contrary to this Agreement, Bank One may restrain or enjoin the Class B Lenders and the Borrower from so doing, it being expressly understood and agreed by the Class B Lenders and the Borrower that: (i) Bank One's damages from their actions may at that time be difficult to ascertain and may be irreparable, and (ii) the Class B Lenders and the Borrower waive any defense or claim that Bank One or the Borrower cannot demonstrate damages or can be made whole by the awarding of damages.

           18. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery with a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to a party's address set forth below or to such other address as any party may give to the other in writing for such purpose:


To Bank One:                       Bank One, NA
                                   312 South Fourth Street, Louisville, KY 40202
                                   Attention:     Joseph Brenner
                                   Facsimile No.: Fax: (502) 566-8339

To the Class B Lenders:            Upper Columbia Capital Company, LLC
                                   c/o Guggenheim Investment Management, LLC
                                   135 East 57th Street
                                   New York, NY 10022
                                   Attention: Leveraged Credit
                                   Facsimile No.: (212) 644-8396

To the Borrower
And the Subsidiaries:              North Atlantic Trading Company, Inc.
                                   257 Park Avenue South - 7th Floor
                                   New York, New York 10010-7304
                                   Attn: David I. Brunson
                                   Fax: (212) 253-8296

           19. PRESERVATION OF RIGHTS. No delay or omission on Bank One's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Bank One's action or inaction impair any such right or power. Bank One's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies that Bank One may have under other agreements, at law or in equity. Nothing in this Agreement is intended to modify, alter, reduce or impair any rights which Bank One or the Class B Lenders may have against the Borrower or each other under the Loan Documents or under any other agreement between them, or between either of them and the Borrower.

           20. ILLEGALITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

           21. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower or the Class B Lenders therefrom, will be effective against Bank One unless made in a writing and signed by Bank One, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given (except that no amendment, modification or waiver of any obligation or right of the Borrower hereunder or under the Loan Agreement shall be made without the written consent of the Borrower. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower or Bank One therefrom, will be effective against the Class B Lenders unless made in a writing and signed by a majority of the Class B Lenders, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

           22. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

           23. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

           24. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Borrower, the Class B Lenders and Bank One and their respective heirs, executors, administrators, successors and assigns; provided, however, that (a) the Borrower may not assign this Agreement in whole or in part without the prior written consent of Bank One and a majority of the Class B Lenders, (b) the Class B Lenders may not assign this Agreement except in connection with an assignment of Subordinated Debt permitted hereunder and Bank One may not assign this Agreement except in connection with an assignment of the Obligations in whole or in part No claims or rights are intended to be created hereunder for the benefit of the Borrower or any alleged third party beneficiary hereof.

           25. INTERPRETATION. In this Agreement, unless the parties otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one party as Borrower, the obligations of such persons or entities hereunder will be joint and several.

           26. GOVERNING LAW AND JURISDICTION. This Agreement has been delivered to and accepted by Bank One and will be deemed to be made in the State where Bank One's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Each of the Borrower and the Class B Lenders hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the County of New York, New York; provided that nothing contained in this Agreement will prevent Bank One from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower or the Class B Lenders individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The parties hereto agree that the venue provided above is the most convenient forum for each of the parties. Each of the Borrower and the Class B Lenders waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

           27. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE SUBSIDIARIES THE CLASS B LENDERS AND BANK ONE IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER, THE SUBSIDIARIES, THE CLASS B LENDERS AND BANK ONE ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

           28. NO THIRD PARTY BENEFICIARY RIGHTS. Neither the Borrower nor any of its Subsidiaries is an intended third party beneficiary of this Agreement; and none of them shall have any rights under and/or in respect of this Agreement.

           29. AMENDMENT AND RESTATEMENT OF ORIGINAL SUBORDINATION AGREEMENT. This Agreement is executed and delivered in amendment, restatement and replacement of, but not in novation of, the Original Subordination Agreement. All of the Class B Term Lenders agree that any reference in the Class B Term Notes dated July 31, 2003 to either the "Subordination Agreement dated as of July 31, 2003" or the "Subordination Agreement" shall be deemed to be a reference to this Agreement.

           WITNESS the due execution hereof as a document under seal, as of the date first written above.

                                   BANK ONE, NA, as Agent Bank
                                   ("the Agent Bank")

                                   ---------------------------------------------
                                   By: Joseph Brenner, Senior Vice President



                                   BANK ONE, NA
                                   as a Bank (a "Bank")

                                   ---------------------------------------------
                                   By: Joseph Brenner, Senior Vice President

                              GUGGENHEIM INVESTMENT MANAGEMENT, LLC,
                              as Class B Loan Agent (the "Class B Loan Agent")


                              By:_______________________________________________
                                  Todd R. Boehly, Managing Director


                              UPPER COLUMBIA CAPITAL
                              COMPANY, LLC, as a Class B Lender
                              (a "Class B Lender")

                              By:_______________________________________________
                                  Todd R. Boehly, Manager



                               1888 FUND, LTD., as a Class B Lender
                              (a "Class B Lender")

                              By: Guggenheim Investment
                                  Management, LLC, as Collateral Manager


                              By:_______________________________________________
                                  Todd R. Boehly, Managing Director



                              MAGMA CDO, LTD., as a Class B Lender
                              (a "Class B Lender")


                              By: Guggenheim Investment
                                     Management, LLC, as Advisor


                              By:_______________________________________________
                                  Todd R. Boehly, Managing Director

                                BINGHAM CDO L.P., as a Class B Lender
                                (a "Class B Lender")

                                By: Guggenheim Investment
                                    Management, LLC, as Advisor


                                By:_____________________________________________
                                    Todd R. Boehly, Managing Director




                                STELLAR FUNDING, LTD., as a Class B Loan Lender (a "Class B Lender")

                                By: Guggenheim Investment
                                    Management, LLC, as Manager


                                By:_____________________________________________
                                   Todd R. Boehly, Managing Director

                             NORTH ATLANTIC TRADING COMPANY,
                             INC., as the Borrower

                             By: _______________________________________________
                                 David I. Brunson, President and Chief Financial Officer



                             NATIONAL TOBACCO COMPANY, L.P.,
                             as a Subsidiary

                             By NATIONAL TOBACCO FINANCE
                             CORPORATION as its general partner

                             By: _______________________________________________
                                 David I. Brunson, Executive Vice President
                                 and Chief Financial Officer


                             NORTH ATLANTIC OPERATING
                             COMPANY , INC.
                             as a Subsidiary

                             By: _______________________________________________
                                 David I. Brunson, Executive Vice President
                                 and Chief Financial Officer


                             NATIONAL TOBACCO FINANCE CORPORATION
                             as a Subsidiary

                             By: _______________________________________________
                                 David I. Brunson, Executive Vice President
                                 and Chief Financial Officer

                                STOKER, INC.
                                as a Subsidiary

                                By: ___________________________________________
                                    David I. Brunson, Executive Vice President
                                    and Chief Financial Officer


                                RBJ SALES, INC.
                                as a Subsidiary

                                By: ____________________________________________
                                    David I. Brunson, Executive Vice President
                                    and Chief Financial Officer



                                FRED STOKER & SONS, INC.
                                as a Subsidiary

                                By: ___________________________________________
                                    David I. Brunson, Executive Vice President
                                    and Chief Financial Officer

                                    EXHIBIT D

                           ANNEX A TO PLEDGE AGREEMENT

                              List of Subsidiaries

A. North Atlantic Trading Company, Inc.


   Name                                     Jurisdiction
   ----                                     ------------

   National Tobacco Finance Corporation     Incorporated in the State of Delaware

   National Tobacco Company, L.P.           Limited Partnership organized in Delaware

   North Atlantic Operating Company, Inc.   Incorporated in the State of Delaware

   Stoker, Inc.                             Incorporated in the State of Tennessee


B. National Tobacco Finance Corporation

   None.

C. National Tobacco Company, L.P.

           None.

D. North Atlantic Operating Company, Inc.

           None.

E. Stoker, Inc. Incorporation in the State of Tennessee

           Name                                   Jurisdiction
           ----                                   ------------

           RBJ Sales, Inc.              Incorporated in the State of Tennessee

           Fred Stoker & Sons, Inc.     Incorporated in the State of Tennessee

                           ANNEX B TO PLEDGE AGREEMENT

                                  List of Stock


A. North Atlantic Trading Company, Inc.


NAME OF ISSUING CORPORATION                         TYPE               NO. OF            CERTIFICATE NO.           PERCENTAGE

National Tobacco Finance Corporation                Common             100                          2                  100%

North Atlantic Operating Company, Inc.              Common             100                          1                  100%

Stoker, Inc.                                        Common             1,130,376                    1                  100%

B.         National Tobacco Finance Corporation

           None.

C. National Tobacco Company, L.P.

           None.

D. North Atlantic Operating Company, Inc.

           None.

E. Stoker, Inc.

NAME OF ISSUING CORPORATION                         TYPE               NO. OF            CERTIFICATE NO.           PERCENTAGE

RBJ Sales, Inc.                                     Common             100                          1                  100%

Fred Stoker & Sons, Inc.                            Common             100                          1                  100%


                                    EXHIBIT E

                              AMENDMENT TO MORTGAGE


                    SECOND AMENDMENT TO MORTGAGE AND SECURITY
              AGREEMENT, ASSIGNMENT OF LEASES, RENTS AND PROFITS,
                     FINANCING STATEMENT AND FIXTURE FILING

           This is a Second Amendment to Mortgage and Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (this "Agreement") dated as of November 17, 2003 among:

             BANK ONE, NA,
             successor to Bank One, Kentucky, NA
             a national banking association
             416 W. Jefferson Street, Louisville,        (As "Agent Bank" and
                                                         "Mortgagee," for the
             Jefferson County, Kentucky 40202             benefit of the Banks
                                                          as defined in the
                                                          2003B Amendment to
                                                          Loan Documents)

                                       and

             NATIONAL TOBACCO COMPANY, L.P.,
             a limited partnership with a chief executive office located at:
             257 Park Avenue South, 7th Floor,
             New York, New York 10010-7304, and
             its Kentucky registered office located at:
             3029 Muhammad Ali Boulevard,
             Louisville, Kentucky  40212
                                                         (the "Mortgagor")

                                    Recitals
                                    --------

           A. Mortgagor is the owner in fee of the real property described on Exhibit A attached hereto and made a part hereof.

           B. Mortgagor and Mortgagee entered into that certain Loan Agreement, dated as of December 29, 2000 (the "Loan Agreement"), by and among (i) Mortgagee; (ii) the BANKS as defined therein; (iii) North Atlantic Trading Company, Inc., a Delaware corporation with its principal office and place of business in New York, New York (the "Borrower"); and (iv) the SUBSIDIARIES, as defined therein, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein. In connection with the Loan Agreement, Borrower executed and delivered two promissory notes, each dated December 29, 2000, in the amounts of up to Ten Million Dollars ($10,000,000.00) ("Original Revolving Credit Note") and Twenty Five Million Dollars ($25,000,000.00) ("Original Term Note") (collectively, the "Original Notes") to Mortgagee.

           C. In order to secure its obligations to Mortgagee under the Original Notes, the Loan Agreement, and other Loan Documents (as defined in the Loan Agreement), and any other obligations of Mortgagor and Borrower as described in the Loan Agreement and other Loan Documents, Mortgagor executed and delivered a Mortgage and Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing dated December 29, 2000 (the "Mortgage"). The Mortgage was recorded in the Office of the Clerk of Jefferson County, Kentucky on January 5, 2001 in Mortgage Book 5742, Page 587.

           D. The parties entered into that certain 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002 Modification Agreement"), to reflect the following: (i) the Original Term Note had been paid in full; (ii) the amount of the Revolving Credit Facility (as defined in the Loan Agreement) was increased from Ten Million Dollars ($10,000,000.00) to Twenty Million Dollars ($20,000,000.00) (the "Amended Revolving Credit Loan"), as evidenced by that certain amended revolving credit note (the "Amended Revolving Credit Note"), and (iii) the maturities of the Revolving Credit Facility and the Letter of Credit Subfacility provided for in the Loan Agreement were extended to December 31, 2003.

           E. The parties entered into that certain 2003A Amendment to Loan Documents of even date herewith (the "2003A Modification Agreement") to provide for a subordinated term loan of Nineteen Million Dollars ($19,000,000.00), and to reflect other matters, including, but not limited to, the addition of the Class B Lenders and a Class B Loan Agent to the Loan Agreement (the former as Banks thereunder), as well as to establish the $15,000,000 Sublimit (as defined in the 2003A Modification Agreement), all as set forth in the 2003A Modification Agreement.

           F. The parties have entered into that certain 2003B Amendment to Loan Documents of even date herewith (the "2003B Modification Agreement") to provide for an increase in the subordinated term loans of Twenty Three Million Dollars ($23,000,000), bringing the total amount of subordinated term loans to Forty Two Million Dollars ($42,000,000), (the "Class B Term Loans"), evidenced by those certain Class B Term Notes in the aggregate principal amount of $42,000,000 (the "Class B Term Notes") ((i) the 2002 Modification Agreement and the 2003A Modification Agreement shall hereinafter be referred to as the "Modification Agreements" and (ii) the Amended Revolving Credit Loan and the Class B Term Loans shall hereinafter be referred to as the "Revised Loans").

           G. The Modification Agreements amend, modify, and restate the obligations of Mortgagee and Borrower under the Mortgage.

           H. This Agreement is given to secure to Mortgagee, among other things, payment of the Revised Loans, together with interest thereon as provided in the Loan Agreement, principal and interest being payable as stated in the Loan Agreement, as well as any of the other Obligations as defined in the Loan Agreement, all as modified by the Modification Agreements.

           NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by each party to this Agreement, the Mortgagor and Mortgagee hereby agree as follows:

           1. MODIFICATION OF MORTGAGE. The Mortgage is hereby amended as follows:

           (a) Recitals. The first recital paragraph in the Mortgage is deleted and replaced in its entirety by the following:

           "WHEREAS, the parties have entered into a certain Loan Agreement, dated as of December 29, 2000, by and among (i) BANK ONE, NA, successor to Bank One, Kentucky, NA; (ii) the BANKS identified on Schedule 1.1 thereto; (iii) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York (the "Borrower"); and (iv) the SUBSIDIARIES identified on Schedule 1.2 thereto, as amended by that certain 2002A Amendment to Loan Documents dated December 31, 2002, and by that certain 2003A Amendment to Loan Documents dated as of July 31, 2003, and by that certain 2003B Amendment to Loan Documents dated as of November 17, 2003, (collectively, the 2002A Amendment to Loan Documents dated December 31, 2002, the 2003A Amendment to Loan Documents dated as of July 31, 2003 and the 2003B Amendment to Loan Documents dated as of November 17, 2003 shall hereinafter be referred to as the "Modification Agreements") providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein in the maximum principal amount of Sixty Two Million Dollars ($62,000,000.00) (as used herein, the term "Loan Agreement" means the Loan Agreement described above in this paragraph, as amended by the Modification Agreements, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring all or any portion of the indebtedness under such agreement or any successor agreements, whether or not with the same agent, trustee, representative lenders or holders)."

           The recital designated "(i)" on page 2 of the Mortgage is deleted and replaced in its entirety by the following:

           "The full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise), of all obligations and liabilities (including, without limitation, the principal of and interest on the notes issued and loans made under the Loan Agreement, including a Revolving Credit Loan in the principal amount of up to Twenty Million Dollars ($20,000,000.00) with a maturity date of December 31, 2003 (the "Amended Revolving Credit Loan"), as evidenced by that certain "Revolving Credit Note," and subordinated term loans in the principal amount of Forty Two Million Dollars ($42,000,000.00) with a maturity date of March 31, 2004 (the "Class B Term Loans"), as evidenced by those certain Class B Term Notes in the aggregate principal amount of $42,000,000 (the "Class B Term Notes"), all reimbursement obligations and unpaid drawings with respect to letters of credit issued under the Loan Agreement and all indemnities, reasonable fees and interest thereon or owed thereunder) of Mortgagor to the Banks (including all obligations and liabilities of the Mortgagor under the Guaranty Agreement), whether now existing or hereafter incurred under, arising out of or in connection with the Loan Agreement and the other loan documents to which Mortgagor is a party and the due performance and compliance by Mortgagor with all of the terms, conditions and agreements contained in the Loan Agreement and such other loan documents;"

           (b) Open-End Mortgage. Paragraph 6.16 of the Mortgage is hereby amended as follows:

           The sentence beginning with "Pursuant to KRS 382.520..." shall be deleted and replaced in its entirety with the following: "Pursuant to KRS 382.520, this Mortgage shall secure payment of (i) all renewals and extensions of the Obligations described herein; and (ii) any additional indebtedness, whether direct, indirect, existing, future, contingent, or otherwise, of Mortgagor to Mortgagee, said additional indebtedness (if extended by the Banks) in no event to exceed the principal amount of the Obligations (which are in the aggregate principal amount of $62,000,000) by more than $10,000,000."

           The sentence immediately following the sentence above is hereby deleted and replaced in its entirety with the following: "To the extent that the obligations are deemed to be a "revolving credit plan" or "line of credit" pursuant to KRS 382.385, $20,000,000 is the maximum principal amount of credit that may be extended under the line of credit or the maximum credit limit of the revolving credit plan that, in each case, may be outstanding at any time or times under the line of credit or revolving credit plan, and that is to be secured by this Mortgage."

           2. NO DISCHARGE, NOVATION, OR LOSS OF PRIORITY. Mortgagor and Mortgagee acknowledge and agree that the Modification Agreements shall not operate to discharge, satisfy, cancel, release, or repay, or be deemed a substitution or novation of, the indebtedness theretofore evidenced described by the documents or instruments described above, which indebtedness is expressly preserved and confirmed in all respects here and in the Loan Agreement as amended by the Modification Agreements. Mortgagor and Mortgagee also acknowledge and agree that the lien of the Mortgage and the priority thereof, as security for the Revised Loans, shall continue unimpaired by the execution and delivery of this Agreement. Mortgagee agrees to pay and perform all obligations of Mortgagee under the documents and instruments described above, of which the Amended Revolving Credit Note shall have a final maturity date of December 31, 2003, and the Class B Term Notes shall have a final maturity date of March 31, 2004, at which time, payment and performance is due thereunder to the extent provided in the Modification Agreements.

           3. RATIFICATION AND REAFFIRMATION OF LOAN DOCUMENTS. Except as expressly modified pursuant to the terms of the Modification Agreement or this Agreement, the terms of the Original Notes, the Mortgage, and all other Loan Documents are hereby ratified and reaffirmed in every respect and shall remain in full force and effect. Mortgagor and Borrower hereby acknowledge and agree that the Mortgage, as modified hereby, constitutes a valid and enforceable lien on the fee simple interest of Mortgagor in the Property (as defined in the Mortgage). Nothing contained herein shall be construed to impair the lien of the Mortgage, or the priority thereof, and nothing herein contained shall affect or impair any right, power, or remedy granted to Mortgagee under the Loan Documents or be considered a waiver of any such right, power, or remedy, except as expressly provided herein.

           4. CHANGES IN REFERENCES IN LOAN DOCUMENTS. All references in the Loan Documents to the "Loan Documents" shall be deemed to include a reference to this Agreement and any and all other agreements, instruments and documents executed and/or delivered in connection with this Agreement; and, all references in the Loan Documents to the "Loan Agreement" shall be deemed to include a reference to the Loan Agreement as amended by the Modification Agreements and any and all other agreements, instruments and documents executed and/or delivered in connection with this Agreement and/or the Modification Agreements.

           5. PAYMENT OF MORTGAGEE'S COSTS AND EXPENSES. Upon the execution of this Agreement, Mortgagor shall pay all of Mortgagee's reasonable attorneys' fees incurred for the preparation, negotiation, and conclusion of the transactions contemplated by this Agreement, and Mortgagor shall pay all other reasonable costs and expenses incurred by Mortgagee in connection with the transactions contemplated by this Agreement, including all title examination and title insurance premium and endorsement fees, recording fees, and such other assurances of title and perfection of security interests as Mortgagee may require.

           6. MISCELLANEOUS.

(a) Entire Agreement. This Agreement and the agreements, instruments and other documents referred to herein, constitute the entire agreement of the parties with respect to, and supersede all prior understandings of the parties with respect to, the subject matter hereof. No change, modification, addition, or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

(b) Governing Law. This Agreement and the related writings and the respective rights and obligations of the parties shall be governed by, and construed and enforced in accordance with, the laws (without regard to conflicts of laws rules) of the Commonwealth of Kentucky.

(c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms hereof to produce or account for more than one of such counterparts.

(d) Headings. The headings used in this Agreement have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Agreement.

(e) Severability. If any court shall finally determine that any part, term or provision of this Agreement is in any way unenforceable, such part, term or provision shall be reduced to the extent necessary to make such provision enforceable to the greatest extent allowed by law. Consistent with the foregoing, if any provision of this Agreement or its application shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision and of all other provisions and applications of this Agreement shall not in any way be affected or impaired.

(f) Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto, and any permitted successors or assigns of such parties, and is not for the benefit of any third party.

(g) Further Assurances. From time to time at Mortgagee's request and without further consideration, the Mortgagor shall execute and deliver such further agreements, instruments and other documents, and shall take such other actions as Mortgagee may reasonably request, in order to more effectively carry out the intents and purposes of this Agreement.

(h) No Waiver or Course of Dealing. Mortgagee's execution and delivery of this Agreement does not waive any right that Mortgagee might have under any of the Loan Documents except for the specific modifications and amendments contained in this Agreement. Neither this Agreement, nor earlier amendments or modifications of any of the Loan Documents, creates any course of dealing among Mortgagee, Mortgagor, Borrower, or any other Person, and neither Mortgagor nor Borrower, nor any other Person should infer that Mortgagee will enter into any other or future amendment or modification of any of Loan Documents in the future, whether similar of dissimilar to this Agreement.

           7. DEFINED TERMS. All terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement, as amended by the Modification Agreements.

           8. SUBORDINATION AGREEMENT. THIS AGREEMENT IS SUBJECT TO THE TERMS OF THE AMENDED AND RESTATED SUBORDINATION AGREEMENT, DATED AS OF NOVEMBER 17, 2003 (THE "SUBORDINATION AGREEMENT") BY AND AMONG BANK ONE, NA, THE CLASS B LOAN AGENT, THE CLASS B LENDERS, NORTH ATLANTIC TRADING COMPANY, INC. AND ITS SUBSIDIARIES. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THIS INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THIS INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID SUBORDINATION AGREEMENT.

             [THE BALANCE OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

           IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date set forth in the preamble hereto, but actually on the dates set forth below.


                              Mortgagee:

                              BANK ONE, NA,
                              successor to Bank One, Kentucky, NA
                              a national banking association, as Agent Bank and Mortgagee for the benefit of the Banks


                              By:
                                  --------------------------------------------
                                   Joseph Brenner, Senior Vice President

                              Date:
                                     -------------------------------------------

                            Mortgagor:
                            ----------


                            NATIONAL TOBACCO COMPANY, L.P.,
                            a limited partnership

                            By NATIONAL TOBACCO FINANCE
                               CORPORATION as its general partner

                            By:
                                ------------------------------------------------
                                David I. Brunson, Executive Vice President
                                and Chief Financial Officer

                            Date:
                                 -----------------------------------------------

COMMONWEALTH OF KENTUCKY       )
                               ) SS
COUNTY OF JEFFERSON            )

           The foregoing Agreement was acknowledged before me on _________________, 2003 by Joseph Brenner as Senior Vice President of Bank One, NA, successor to Bank One, Kentucky, NA, as Agent Bank and Mortgagee for the benefit of the Banks, on behalf of the association.

           My Commission Expires:
                                  --------------------


                                  ----------------------------------------------
                                  Notary Public

STATE OF ______________                   )
                                          ) SS
COUNTY OF ___________                     )

           The foregoing Agreement was acknowledged before me on November __, 2003, by David I. Brunson, Executive Vice President of National Tobacco Finance Corporation, as general partner of NATIONAL TOBACCO COMPANY, L.P., a limited partnership, on behalf of the limited partnership.

           My Commission Expires:
                                  -------------------------


                                      ------------------------------------------
                                      Notary Public

This Instrument Prepared By:



---------------------------------
John S. Egan, Esq.
Frost Brown Todd LLC
400  W. Market Street, 32nd Floor
Louisville, Kentucky  40202-3363
Telephone:  (502) 589-5400

                                    EXHIBIT F

                         ASSIGNMENT OF SECURITY INTEREST
                           IN UNITED STATES TRADEMARKS

           FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, ________________, a Tennessee corporation (the "Assignor"), with principal offices at 257 Park Avenue South, 7th Floor, New York, NY 10010-7304, hereby collaterally assigns and grants to BANK ONE, NA, with an office and place of business at 416 West Jefferson Street, Louisville, Kentucky, 40202, as Agent Bank (defined below) (the "Assignee"), a first priority security interest in (i) all of the Assignor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

           THIS ASSIGNMENT OF SECURITY INTEREST (this "Assignment") is made to secure the satisfactory performance and payment of all "Secured Obligations", as such term is defined in a Security Agreement dated as of December 29, 2000, as amended, between NORTH ATLANTIC TRADING COMPANY, INC., NATIONAL TOBACCO COMPANY, L.P., NORTH ATLANTIC OPERATING COMPANY, INC., NATIONAL TOBACCO FINANCE CORPORATION, STOKER, INC., RBJ SALES, INC., and FRED STOKER & SONS, INC. and BANK ONE, NA, successor to Bank One, Kentucky, NA, a national banking association, acting as Agent Bank (hereafter referred to as the "Agent Bank") (as amended, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignor an instrument in writing releasing the security interest in the Marks acquired under this Assignment. Terms not otherwise defined herein shall have the meaning set forth in the Security Agreement.

           This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

           IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the day of _______________, 2003.

                                   ---------------------------------------------
                                   as Assignor


                                   By
                                      ------------------------------------------
                                                Title:


                                  BANK ONE, NA, as Agent Bank and as Assignee

                                  By
                                     -------------------------------------------
                                        Joseph Brenner, Senior Vice President

STATE OF NEW YORK    )
                                          ) ss.:
COUNTY OF NEW YORK   )


           On this day of _______________, 2003 before me personally came _________________ who, being by me duly sworn, did state as follows: that she/he is the ____________ of ____________________________, that she/he is authorized to execute the foregoing Assignment on behalf of said corporation and that she/he did so by authority of the Board of Directors of said corporation.

                                  ----------------------------------------------
                                  Notary Public

                                  My commission expires:  _____________.

COMMONWEALTH OF KENTUCKY       )
                               ) ss.:
COUNTY OF JEFFERSON            )


           On this day of _______________, 2003 before me personally came _________________ who, being by me duly sworn, did state as follows: that she/he is the ___________________ of BANK ONE, NA, that she/he is authorized to execute the foregoing Assignment on behalf of said bank and that she/he did so by authority of the Board of Directors of said bank.

                                    --------------------------------------------
                                    Notary Public


                                    My commission expires:  _______________

                                   SCHEDULE A

                             Schedule of Trademarks



----------------------------------------------- ------------------------------------- ----------------------------------
                                                                                       REGISTRATION NO. and
TRADEMARK                                             CURRENT OWNER                    DATE ISSUED
----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------

----------------------------------------------- ------------------------------------- ----------------------------------


                                     DESIGN
                                     ------

                                    EXHIBIT G

                                   SCHEDULE 1E
                              TO SECURITY AGREEMENT

                                  STOKER, INC.

           1. The Assignor is a corporation incorporated and existing under the laws of the state of: Tennessee.

           2. The Assignor maintains its registered office under the laws of the state of incorporation at:

                           3846 Sharon Highway 89
                           Dresden, Tennessee  38255

           3. The Assignor maintains its chief executive office and its principal place of business at:________________________________________________

                           c/o North Atlantic Trading Company, Inc.
                           257 Park Avenue South - 7th Floor
                           New York, New York  10010-7304


           4. The books and records of the Assignor (including with respect to the Assignor's Accounts Receivable) are kept at:

                           3846 Sharon Highway 89
                           Dresden, Tennessee  38255

           5. The Assignor keeps its Inventory and Equipment at the following locations: None.

                           3846 Sharon Highway 89
                           Dresden, Tennessee  38255

                           201 North Street
                           (intersection of State Highway #118 and North Street)

                           Dresden, Tennessee  38255

                                   SCHEDULE 1F
                              TO SECURITY AGREEMENT

                                 RBJ SALES, INC.

           1. The Assignor is a corporation incorporated and existing under the laws of the state of: Tennessee.

           2. The Assignor maintains its registered office under the laws of the state of incorporation at:_____________________________________________________

                               3846 Sharon Highway 89
                               Dresden, Tennessee  38255

           3. The Assignor maintains its chief executive office and its principal place of business at:


                               c/o North Atlantic Trading Company, Inc.
                               257 Park Avenue South - 7th Floor
                               New York, New York 10010-7304

           4. The books and records of the Assignor (including with respect to the Assignor's Accounts Receivable) are kept at:

                               3846 Sharon Highway 89
                               Dresden, Tennessee  38255

           5. The Assignor keeps its Inventory and Equipment at the following locations: None.

                               3846 Sharon Highway 89
                               Dresden, Tennessee  38255

                               201 North Street
                               (intersection of State Highway #118
                                and North Street)
                               Dresden, Tennessee 38255

                                   SCHEDULE 1G
                              TO SECURITY AGREEMENT

                            FRED STOKER & SONS, INC.

           1. The Assignor is a corporation incorporated and existing under the laws of the state of: Tennessee.

           2. The Assignor maintains its registered office under the laws of the state of incorporation at:_____________________________________________________

                            3846 Sharon Highway 89
                            Dresden, Tennessee  38255

           3. The Assignor maintains its chief executive office and its principal place of business at:


                            c/o North Atlantic Trading Company, Inc.
                            257 Park Avenue South - 7th Floor
                            New York, New York 10010-7304

           4. The books and records of the Assignor (including with respect to the Assignor's Accounts Receivable) are kept at:

                           3846 Sharon Highway 89
                           Dresden, Tennessee  38255

           5. The Assignor keeps its Inventory and Equipment at the following locations: None. 3846 Sharon Highway 89
                           Dresden, Tennessee  38255

                           201 North Street
                           (intersection of State Highway #118 and North Street) Dresden, Tennessee 38255